SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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         Section 240.14a-12

                               Amdahl Corporation
                (Name of Registrant as Specified in Its Charter)

                               Patricia A. Boepple
                   (Name of Person(s) Filing Proxy Statement)

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                                     AMDAHL [logo]
                                   CORPORATION
                             1250 East Arques Avenue
                        Sunnyvale, California 94088-3470

                                 March 20, 1997

                    Notice of Annual Meeting of Stockholders
                             To Be Held May 1, 1997


         The annual meeting of stockholders of Amdahl Corporation, will be held at the Red Lion Hotel, 2050 Gateway Place, San Jose, California at 10:00 a.m. on May 1, 1997. The purpose of the meeting is to:

1.   elect ten directors to serve until the next annual meeting of stockholders;

2. vote on amendments to the Amdahl Corporation 1994 Stock Incentive Plan, including an amendment to modify the formula which increases annually the number of shares of stock that can be issued under the plan;

3. approve the selection of Arthur Andersen LLP as the independent public accountants for 1997; and

4. consider and vote on other business that is properly brought before the meeting.

         Items  1  through  3  are  described  in  the  proxy  statement.   Only
stockholders of record at the close of business on March 3, 1997 may vote at the meeting.

         We urge you to complete, date and sign the enclosed proxy/voting instruction card and return it in the enclosed envelope. Signing and returning the proxy card does not affect your right to vote in person if you attend the annual meeting. Stockholders who hold their stock in "street name" or with a broker will need to bring a copy of a brokerage statement showing their stock ownership as of the record date in order to vote their stock at the annual meeting.


                                             By Order of the Board of Directors

                                             /s/Bruce J. Ryan


                                             BRUCE J. RYAN
                                             Executive Vice President,
                                               Chief Financial Officer
                                               and Corporate Secretary

                               Amdahl Corporation
                           ("Amdahl" or the "Company")

                             1250 East Arques Avenue
                        Sunnyvale, California 94088-3470
                                -----------------

                                 PROXY STATEMENT
                                -----------------

         This proxy statement contains information related to the solicitation of proxies by the Board of Directors of Amdahl for use at the Company's annual meeting of stockholders. The meeting is to be held at 10:00 a.m. on May 1, 1997 at the Red Lion Hotel, 2050 Gateway Place, San Jose, California, for the purpose stated in the accompanying Notice of the meeting. These proxy materials were first mailed to stockholders on or about March 20, 1997.

         Amdahl will bear the entire cost of soliciting proxies. Brokerage houses and other custodians, nominees and fiduciaries who send proxies and proxy materials to the beneficial owners of stock may be reimbursed for their expenses. Directors, officers or other employees of Amdahl may solicit proxies, but they will not receive any compensation for doing so.

         Securities and Exchange Commission ("SEC") rules require that an annual report precede or be included with proxy materials. However, stockholders with multiple accounts may be receiving more than one annual report, which is costly to Amdahl and may be inconvenient to these stockholders. Stockholders may discontinue receiving extra reports by marking the appropriate box on the proxy card for the accounts selected. At least one account must continue to receive an annual report. Eliminating these duplicate mailings will not affect receipt of future proxy statements and proxy cards. To resume the mailing of an annual report to an account please call 800-524-4458, the stockholder services number at Bank of New York.


                                     VOTING

         If the enclosed proxy/voting instruction card is properly signed, returned to the Company and not revoked, it will be voted as directed by the stockholder. If the stockholder does not instruct on how to vote, the proxy holder will vote: for item 1: the nominees to the Board of Directors listed on the proxy card; for item 2: the amendments to the 1994 Stock Incentive Plan; for item 3: the selection of Arthur Andersen LLP as the Company's independent accountants for 1997; and in the discretion of the proxy holder on other matters that are properly brought before the meeting. As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented at the annual meeting.

         A stockholder may revoke a proxy any time before it is voted at the meeting by filing with the Corporate Secretary a notice of revocation or a properly executed proxy card with a later date. A stockholder who holds stock in "street name" or with a broker will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date in order to vote the stock at the annual meeting.

         It is Company policy that proxies, ballots and voting tabulations be kept confidential except: (i) when disclosure is necessary to meet applicable legal requirements; (ii) to assert or defend claims for or against the Company;
(iii) when disclosure is expressly requested by a stockholder; (iv) when the stockholder has made written comments on a proxy card; or (v) during a contested election for the Board of Directors. It is also Company policy that the tabulators and inspectors of election be independent. Bank of New York is the Company's independent tabulators and inspectors of election.

         The close of business on March 3, 1997 was the record date for stockholders entitled to vote at the annual meeting. Each share of stock outstanding on the record date is entitled to one vote. A majority of the Company's stock must be represented at the meeting in person or by proxy in order to conduct the meeting. Abstentions and broker non-votes are counted for this purpose.

         Stockholders may cumulate their votes for the election of directors. This means that a stockholder can give one nominee a number of votes equal to the number of directors to be elected (i.e. ten) multiplied by the number of votes to which the stockholder is entitled. Or, the stockholder may distribute these votes among as many nominees as he or she chooses. Proxies which withhold authority to vote as to specific directors shall not be considered votes for any other directors. Proxy holders may (if authority to vote for the election of all directors is not withheld) vote cumulatively and allocate votes as they choose among the nominees for whom the stockholder has instructed the proxy holders to vote. The ten candidates receiving the highest number of votes will be elected.

         An abstention has the same effect as a vote against a matter, because abstentions are counted in determining the number of shares voted on a matter. Broker non-votes are not counted when determining the number of shares voted on a matter. The affirmative vote of a majority of the shares voted on a matter is required to approve items 2 and 3.

         As of the record date, March 3, 1997, there were 122,280,788 shares of stock outstanding.


                             PRINCIPAL STOCKHOLDERS

         The beneficial ownership for each person or entity known by Amdahl to beneficially own 5% or more of the outstanding shares of Amdahl stock as of March 3, 1997 is shown below:

                                                                        Number                   Approximate
         Name and Address                                              of Shares                   % Owned
         ----------------                                              ---------                   -------
         The Prudential Insurance Company of America 1                 10,352,218                      8.47%
           751 Broad Street
           Newark, New Jersey 07102-3777

         Fujitsu Limited 2                                             51,811,664                     42.37%
           6-1 Marunouchi 1-chome
           Chiyoda-ku
           Tokyo, 100 Japan

1 According to a Schedule 13G filed with the SEC on February 10, 1997, as of December 31, 1996, The Prudential Insurance Company of America ("Prudential") held 2,000 shares for the benefit of its general account. In addition, Prudential may have had direct or indirect voting and/or investment discretion over 10,350,218 shares, which were held for the benefit of its clients in separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. Prudential reported the combined holdings of these entities for the purpose of administrative convenience. Prudential acquired these shares in the ordinary course of business, and not with the purpose or effect of changing or influencing control of Amdahl.

2 Fujitsu Limited ("Fujitsu") has sole dispositive and voting power over these shares. In addition to its share ownership, Fujitsu has extensive business relationships with Amdahl. See "Compensation Committee Interlocks and Insider Participation" later in this proxy statement.

      CERTAIN INFORMATION WITH RESPECT TO DIRECTORS AND EXECUTIVE OFFICERS

         At the annual meeting stockholders will elect ten directors to hold office until the next annual meeting. The ten individuals listed below were nominated by the current Board of Directors. The proxy holders intend to vote all proxies received by them for the ten nominees. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee that the present Board of Directors designates to fill the vacancy. The Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them cumulatively to assure the election of as many of the nominees listed below as possible.

Nominees to the Board of Directors
                                                                                    Director            Age as of
                                                                                    of Amdahl           February 1,
Name                                Principal Occupation                            Since               1997
----                                --------------------                            --------            ---------
John C. Lewis                      Chairman of the Board, President and Chief          1977                  61
                                       Executive Officer, Amdahl Corporation

Michael R. Hallman                 President and Founder,                              1995                  51
                                       The Hallman Group

E. F. Heizer, Jr.                  Private Investor and Business Consultant            1972                  67

Kazuto Kojima                      Member of the Board, Group President of             1993                  54
                                       International Computer Business Group
                                       and Marketing Group,
                                       Fujitsu Limited

Burton G. Malkiel, Ph.D.               Chemical Bank Chairman's Professor of           1981                  64
                                       Economics, Princeton University

Takeshi Maruyama                   Member of the Board and                             1996                  57
                                       Executive Vice President of
                                       Information Processing,
                                       Fujitsu Limited

George R. Packard, Ph.D.           Professor and Director,                             1987                  64
                                       Reischauer Center for East Asian Studies,
                                       School of Advanced International
                                       Studies, Johns Hopkins University

Walter B. Reinhold                 Chairman of the Board,                              1981                  72
                                       Varco International, Inc.

Takashi Takaya                     Member of the Board, General Manager of             1996                  54
                                       Finance and Administration Division
                                       and General Manager of Corporate
                                       Marketing and Strategy,
                                       Fujitsu Limited

J. Sidney Webb                     Chairman of the Board,                              1984                  77
                                       The Titan Corporation

         Mr. Lewis was elected Chairman of the Board in 1987 and was reelected President and Chief Executive Officer on March 15, 1996. He was President of Amdahl from 1977, when he joined the Company, until 1987. He was the Company's Chief Executive Officer from 1983 until 1992. He is a director of Cypress Semiconductor Corporation; Vitesse Semiconductor Corporation; Infinity Financial Technology, Inc.; and Pinnacle Systems, Inc.

         Mr. Hallman is the founder and President of The Hallman Group, a management consulting firm which focuses on marketing, sales, business development and strategic planning for the information systems industry. Mr. Hallman was President and Chief Operating Officer of Microsoft Corporation from 1990 until 1992, and Vice President of the Boeing Company and President of Boeing Computer Services from 1987 until 1990. From 1967 until 1987, he worked for IBM Corporation in various sales and marketing executive positions. Mr. Hallman is currently a director of In Focus Systems, Inc.; Intuit, Inc.; Timeline Inc.; Keytronics Corporation; and Network Appliance, Inc., as well as a number of private hardware and software technology startups. He provided consulting services to Amdahl in 1994 and 1995, prior to becoming a Board Member.

         Mr. Heizer is engaged in the formation and development of businesses from both a management and investment standpoint. He has been Chairman of the Heizer Center for Entrepreneurship at Kellog Graduate School of Management at Northwestern University since 1992. He has also been Vice President since 1995, and a member of the Executive Committee since 1992, of the Yale Law School. He was Chairman of the Board of Directors and Chief Executive Officer of Heizer Corporation, a business development firm, from 1969 until 1985. Mr. Heizer is currently a director of Chesapeake Energy Corporation and Material Sciences Corporation. He is also a director of a number of private companies. He has been Chairman of Amdahl's Audit Committee since 1974.

         Mr. Kojima has been with Fujitsu since 1965. He has held managerial positions in various departments and divisions. In 1993 he was appointed General Manager of Corporate Marketing and Strategy and in 1994 he was appointed as a Member of the Board of Fujitsu and General Manager of the Digital Media Group. In 1996 he was appointed Group President of the International Computer Business Group and the Marketing Group.

     Dr. Malkiel has been Chemical Bank Chairman's Professor of Economics at Princeton University since 1988. Dr. Malkiel was Dean of the Yale School of Organization and Management from 1981 through 1987. Dr. Malkiel served on President Ford's Council of Economic Advisors. He is currently a director of Baker Fentress Inc.; the Jeffrey Co.; The Prudential Insurance Company of America; Southern New England Telecommunications Co.; and the Vanguard Group of Investment Companies.

         Mr. Maruyama has been with Fujitsu since 1965. He has held managerial positions in a variety of departments and divisions. In 1990 he was appointed as a Member of the Board of Fujitsu. In 1994 he was appointed Senior Vice President and in 1995 Executive Vice President. Since 1996 he has been the Executive Vice President of Information Processing.

         Dr. Packard is a member of The Advisory Council to the Fujitsu Research Institute in Tokyo. He is also Professor and Director of the Reischauer Center for East Asian Studies of the School of Advanced International Studies at John Hopkins University. He was Dean of the School from 1979 through 1993. Since 1994 he has concurrently served as Professor and Director of the Reischauer Center and Visiting President of the International University of Japan. From 1976 to 1979 he was Deputy Director of the Woodrow Wilson International Center in Washington, D.C. He is currently a director of the Mercantile-Safe Deposit and Trust Funds; OFFITBANK; and GRC International Corp.

     Mr. Reinhold has been Chairman of the Board since 1976, and was Chief Executive Officer from 1976 to 1991, of Varco International, Inc. He currently is a director of Revco D.S., Inc. and The Petroleum Equipment Suppliers Association. Mr. Reinhold was Chairman of Amdahl's Benefit Plan Administration Committee from 1983 through 1992 and has been Chairman of the Compensation Committee since 1983. He was appointed Chairman of the Nominating Committee in February 1996 and Chairman of the Stock Plan Administration Committee in November 1996.

     Mr. Takaya has been with Fujitsu since 1965. He has held managerial positions in a variety of departments and divisions. In 1990 he was appointed Group President, Administration and Business Group, Electronic Devices. In 1995 he became a Member of the Board of Fujitsu and General Manager of the Finance and Administrative Division. He was also appointed to the position of General Manager of Corporate Marketing and Strategy in 1996.

         Mr. Webb has been Chairman of the Board since 1984 of The Titan Corporation, and an independent consultant since his retirement in 1982 from TRW-Fujitsu Co., a joint venture between Fujitsu and TRW, Inc. From 1980 to
1982, Mr. Webb was President of TRW-Fujitsu Co. In addition, he was a director of TRW from 1966 until 1981. Mr. Webb is a director of EIP Microwave, Inc.; Plantronics, Inc.; and Visigenics.

         On March 14, 1996 E. Joseph Zemke resigned as President, Chief Executive Officer and Director of the Company. On March 15, 1996 Chairman of the Board, John C. Lewis was elected as President and Chief Executive Officer of the Company.

         See "Principal Stockholders" and "Compensation Committee Interlocks and Insider Participation" for additional information regarding Fujitsu.

Security Ownership

         The following table lists the beneficial ownership of Amdahl's stock as of March 3, 1997 by each director and nominee, the chief executive officer, the four other most highly compensated executive officers, the former chief executive officer, Mr. Zemke, and all directors and executive officers as a group.


                                                                       Number of                 Approximate
         Name                                                          Shares1                     % Owned
         ----                                                          -------                     -------
         John C. Lewis  ...............................................   585,490                       *
         Michael R. Hallman............................................    15,000                       *
         E. F. Heizer, Jr. ............................................    37,000                       *
         Kazuto Kojima 2...............................................    20,000                       *
         Burton G. Malkiel, Ph.  D.....................................    31,052 3                     *
         Takeshi Maruyama 2............................................     5,000                       *
         George R. Packard, Ph.  D.....................................    29,000                       *
         Walter B. Reinhold............................................   107,605                       *
         Takashi Takaya 2..............................................     5,000                       *
         J. Sidney Webb................................................    33,000                       *
         William F. Ferone.............................................   119,800                       *
         Michael J. Poehner............................................    36,550 4                     *
         Bruce J. Ryan.................................................    93,022                       *
         David B. Wright...............................................   154,012                       *
         E. Joseph Zemke...............................................   422,589                       *
         All directors and executive officers as a group
           (25 persons)................................................ 2,434,422                     1.99%

*   Less than 1%

1 These shares are subject to the sole voting and investment power of the indicated person(s). The figures include shares that could be purchased by exercise of options within 60 days of March 3, 1997 as held by: Mr. Lewis, 361,600 shares; Mr. Hallman, 15,000 shares; Mr. Heizer, 29,000 shares; Mr. Kojima, 20,000 shares; Dr. Malkiel, 29,000 shares; Mr. Maruyama, 5,000 shares; Dr. Packard, 28,000 shares; Mr. Reinhold, 29,000 shares; Mr. Takaya, 5,000 shares; Mr. Webb, 29,000 shares; Mr. Ferone, 98,150 shares; Mr. Poehner, 23,400 shares; Mr. Ryan, 28,250 shares; Mr. Wright, 82,150 shares; Mr. Zemke, 364,000 shares (includes 162,000 shares whose beneficial ownership will transfer to Ms. Julia Berry upon exercise); and all directors and executive officers as a group, 1,714,190 shares.

2 See "Principal Stockholders" for information regarding securities held by Fujitsu.

3 Includes 1,000 shares held by the Jonathan P. Malkiel Trust of which Dr. Malkiel is a trustee with shared voting, but sole investment power.

4 Includes 900 shares (450 each) held by Mr. Poehner as custodian for his two children. Mr. Poehner has sole voting and investment power over these shares.

Board Meetings and Committees

         The Board of Directors held six meetings during 1996.

         The  Board  has  an  Acquisition  Committee,   an  Audit  Committee,  a
Compensation Committee, a Nominating Committee and a Stock Plan Administration Committee.

         The Audit Committee is responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls. This committee, currently consisting of Messrs. Hallman, Heizer and Takaya and Dr. Malkiel, held six meetings during 1996.

         The Compensation Committee is responsible for reviewing and approving the Company's compensation policies and administering the Company's employee benefit programs, excluding the Company's stock plans. The committee held five meetings during 1996, and currently consists of Messrs. Kojima, Reinhold and Webb and Dr. Packard.

         The Nominating Committee, established by the Board of Directors on February 8, 1996, is responsible for determining and recommending to the Board of Directors candidates to stand for election to the Board of Directors. This committee has not yet held a meeting and currently consists of Messrs. Kojima, Reinhold and Webb and Dr. Packard.

         The Stock Plan Administration Committee, established by the Board of Directors on November 1, 1996, has exclusive authority to make all stock option grants and other awards under the Company's stock plans and to otherwise administer all the terms and provisions of the plans. The committee held one meeting in 1996 and currently consists of Messrs. Reinhold and Webb and Dr. Packard.

Director Compensation

         Non-employee directors receive an annual fee of $20,000 and are paid $1,000 for each Board meeting and $500 for each teleconference and committee meeting they attend. The non-employee directors are reimbursed for expenses related to these meetings. In 1996 Messrs. Fukagawa, Kojima, Maruyama, Takaya and Tsuchimoto earned $79,000 in fees, which were paid to Fujitsu. Messrs. Fukagawa and Tsuchimoto were directors for part of 1996. These amounts are not included in the payments to Fujitsu discussed under "Compensation Committee Interlocks and Insider Participation." Directors may defer all or part of their compensation under the Director Fee Deferral Plan. The deferred compensation will be paid to the director at a selected time with interest, at a specified formula rate, either in a lump sum or on an annual installment basis. In 1996 Dr. Malkiel deferred three-fourths of his annual fee and all of his meeting fees under this plan.

     Under the Automatic Option Grant Program of the Company's 1994 Stock Incentive Plan each non-employee director receives a stock option grant for 5,000 shares at the time he or she first becomes a director. Mr. Maruyama received his grant on July 31, 1996 at an exercise price of $9.84375. Mr. Takaya received his grant on November 1, 1996 at an exercise price of $10.15625. Non-employee directors who are reelected to the Board also receive an option grant for 5,000 shares at each annual meeting. At the annual meeting held on May 2, 1996, an automatic option grant for 5,000 shares, with an exercise price of $12.1875 per share, was made to each of the following directors: Messrs. Fukagawa, Hallman, Heizer, Kojima, Reinhold, Tsuchimoto and Webb and Drs. Malkiel and Packard. Each grant made under this program has an exercise price equal to the fair market value on the grant date and a maximum term of fifteen years. Each option is immediately exercisable for all of the option shares. Any shares purchased under the option will be repurchased by the Company at the original exercise price if the director ceases Board service before the shares vest or before completing four years of Board service. If the director terminates Board service for any reason (other than removal for cause) after four years, the option shares immediately vest and the option remains exercisable until the expiration of the option term. Otherwise, the option shares will vest in two equal annual installments, with the first installment vesting one year after the automatic grant date. The option shares will automatically vest in full if there are certain changes in control or ownership of the Company or upon the death or disability of the director.

         The 1994 Stock Incentive Plan also contains a special stock acquisition program for the non-employee directors. They may elect to apply all or a portion of their annual retainer fee to purchase unvested shares. In 1996 Dr. Malkiel applied $5,000 of his annual retainer fee to acquire 601 shares at $8.3125 per share under this program. On the last day of each month throughout 1996, one-twelfth of these shares vested to Dr. Malkiel.

Compensation Committee Interlocks and Insider Participation

     Messrs. Kojima, Reinhold and Webb and Dr. Packard, all non-employee directors, comprise the Compensation Committee. Messrs. Reinhold and Webb and Dr. Packard, all non-employee directors, comprise the Stock Plan Administration Committee.

     Mr.  Kojima  is  a  Member  of  the  Board  and  Group   President  of  the
International Computer Business Group and the Marketing Group of Fujitsu.

         Amdahl purchases certain finished products, certain subassemblies and substantially all of its large-scale integrated semiconductor components and high-density printed circuit boards from Fujitsu. The aggregate amount of these purchases during 1996 was approximately $160 million. The Company has been advised by Fujitsu that because of the difficulty of allocating expenditures for research and development, creation of new manufacturing facilities, and general and administrative costs for the production of the computer subassemblies and other equipment sold by Fujitsu to the Company, it is difficult to determine the relative profitability of such sales. However, subject to the foregoing uncertainties, Fujitsu believes that the profitability of these sales is approximately equivalent to the profitability of sales by Fujitsu of computer products to customers in which it has no ownership interest. Although some of the materials and other equipment are custom manufactured by Fujitsu for Amdahl and are not available from third parties, Amdahl believes that the prices it pays Fujitsu for these products are comparable to those it would pay to an unaffiliated supplier.

         Amdahl has committed to purchase a minimum number of certain finished products, certain subassemblies and other equipment from Fujitsu. On December 27, 1996 the aggregate remaining commitment for these materials and equipment was approximately $34 million. Delivery of these materials and other equipment, and the related payments, is generally expected to occur during 1997. Fujitsu supplies Amdahl with services and material related to the Company's development of current and future products, including the Millennium series of processors. This resulted in a charge to engineering and development expense of approximately $7 million in 1996.

         Amdahl has also entered into agreements with Fujitsu or certain of its subsidiaries for the distribution of Amdahl computer systems in Brazil, Japan, Malaysia and Spain. In 1996 Amdahl recognized approximately $23 million in revenue and $5 million in gross margin from equipment sales to Fujitsu.

         In 1996 Fujitsu entered into an agreement to reimburse Amdahl for certain specific engineering development activities performed by Amdahl from time to time related to products which are being jointly developed by Amdahl and Fujitsu. In connection with these development efforts, Amdahl recorded $24 million as an offset to engineering and development expense in 1996.

         Amdahl and Fujitsu have agreed to participate in the joint development of the Company's current and next generation of IBM compatible systems. Under the agreement, Fujitsu has primary responsibility for the design and manufacture of these systems.

          On December 27, 1996 Amdahl owed Fujitsu $80 million in principal and approximately $1 million in interest under a loan agreement with Fujitsu. In 1996 the interest expense associated with the loan was approximately $6 million. The loan is payable in January 1998.

         In 1995 the Company entered into a contract manufacturing agreement with HaL Computer Systems, Inc. ("HaL"), a wholly-owned subsidiary of Fujitsu, whereby Amdahl agreed to manufacture high end open system workstations for HaL. In 1996 Amdahl also performed circuit board assembly for Ross Technology, Inc., a majority owned subsidiary of Fujitsu. These agreements contributed approximately $6 million to equipment sales and a negative $2 million to gross margin in 1996. Both of these agreements were completed in 1996.

         In 1996 Fujitsu paid Amdahl $2 million for the right to market Millennium processors in Japan. This amount was recognized in the third quarter of 1996 as equipment sales revenue.


                              CERTAIN TRANSACTIONS

     See "Compensation Committee Interlocks and Insider Participation" for information regarding Fujitsu.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         The directors and executive officers of the Company, and holders of more than 10% of the Company's outstanding stock, are required under Section 16(a) of the Securities Exchange Act of 1934 to file forms which report their ownership of and transactions in the Company's securities with the SEC. They are also required to furnish copies of all reports they file to the Company.

         Based upon copies of the reports received by the Company, and written representations that no other reports were required to be filed, the Company believes that all reporting requirements for the fiscal year ended December 27, 1996 were met in a timely manner by its directors, executive officers and holders of more than 10% of the Company's stock, with the exception that Mr. Poehner's initial statement of ownership on Form 3 did not include a restricted stock award for 10,000 shares made to him the day prior to his appointment as an executive officer. He subsequently reported the award on a timely filed Form 5.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following table provides summary information covering compensation paid or accrued to both of the individuals who served as the Company's Chief Executive Officers in 1996 and each of the four other most highly compensated executive officers of the Company in 1996 (hereafter referred to as the "named executive officers") for services rendered during the last three fiscal years ended December 30, 1994, December 29, 1995 and December 27, 1996:

                                            SUMMARY COMPENSATION TABLE
                                            --------------------------
                                                                                        LONG TERM
                                  ANNUAL COMPENSATION                               COMPENSATION AWARDS
                          ----------------------------------------         ----------------------------------------
                                                         Other                               Securities
Name and                                                 Annual            Restricted        Underlying    All Other
Principal                                                Compen-           Stock             Options/      Compen-
Position                  Year    Salary($)    Bonus($)  sation($)         Awards($)1        SARS(#)       sation($)2
---------                 ----    --------     -------   ---------         ----------        ----------    ----------

John C. Lewis
  Chairman of
  the Board and           1996    $660,036           $0                      $952,365        100,000        $2,250
  Chief Executive         1995    $660,036     $120,000                            $0            -0-      $171,325
  Officer                 1994    $660,036     $250,000                            $0            -0-      $210,635

William F. Ferone
  Vice President          1996    $280,020      $62,700                       $98,183         27,000        $2,250
                          1995    $250,016     $142,000                            $0            -0-       $77,590
                          1994    $238,056     $132,000                            $0            -0-       $74,849

Michael J. Poehner
  President & Chief       1996    $248,688      $93,500         $0            $79,500         20,000        $2,250
  Executive Officer,      1995    $200,044     $100,000         $0                 $0            -0-        $2,250
  DMR Consulting          1994    $165,175     $103,544    $27,733                 $0         10,000        $2,250
  Group Inc.

Bruce J. Ryan3
  Executive Vice President,
  Chief Financial Officer &
  Corporate Secretary     1996    $365,040           $0   $143,321 4         $217,830         33,000        $2,250
                          1995    $325,000      $74,800   $114,459                 $0         10,000       $87,076
                          1994    $151,250     $130,000    $41,422            $55,750         40,000       $50,221

David B. Wright
  Executive Vice President
                          1996    $365,040           $0         $0           $217,830         33,000        $2,250
                          1995    $325,000      $74,800    $44,760                 $0         15,000       $84,826
                          1994    $301,823     $280,000   $238,472                 $0            -0-      $100,969

E. Joseph Zemke
  former                  1996    $172,313           $0    $38,100 5         $440,430         40,000    $4,776,800
  Chief Executive         1995    $700,024     $202,000         $0                 $0            -0-      $212,168
  Officer                 1994    $644,361     $900,000         $0           $695,000            -0-      $265,107

1 Restricted shares, subject to the Company's repurchase rights, were held by the following named executive officers with an aggregate value (closing price less consideration paid) as of December 27, 1996: Mr. Lewis, 79,700 shares, $1,012,190; Mr. Ferone, 12,350 shares, $156,845; Mr. Poehner,
     10,000 shares, $127,000; Mr. Ryan, 33,400 shares, $424,180; and Mr. Wright,
     28,400 shares, $360,680. Mr. Wright was awarded 5,000 shares in 1992 and Mr. Ryan was awarded 10,000 shares in 1994, on which the Company's repurchase rights will lapse in 20% increments over five years from the award date. In 1996 the following named executive officers were awarded restricted shares, on which the Company's repurchase rights will lapse in 25% increments over four years from the award date: Mr. Lewis, 79,700 shares; Mr. Ferone, 12,350 shares; Mr. Poehner, 10,000 shares; Mr. Ryan, 27,400 shares; and Mr. Wright, 27,400 shares. In 1996 Mr. Zemke was awarded 55,400 restricted shares, on which the Company's repurchase rights lapsed on November 1, 1996 pursuant to Mr. Zemke's separation agreement with the Company.

     Repurchase rights become exercisable by the Company upon an officer's termination of employment and allow the Company to repurchase, at the original purchase price paid by the officer, any restricted shares on which the repurchase rights have not yet lapsed. Shares subject to the Company's repurchase rights have the same dividend rights as all other Company stock.

2 Amounts reported as All Other Compensation for 1996 include Company matching contributions to the Employee Savings Plan in the amount of $2,250 for each of the named executive officers. In 1996 no awards were allocated to the Short-Term Executive Incentive Performance Plan and the Long-Term Executive Incentive Performance Plan accounts maintained for each officer. For further information concerning the vesting and payout of accounts under both the Short-Term Plan and the Long-Term Plan, see "Employment Contracts and Termination of Employment Agreements."

     Amounts reported for Mr. Zemke are in accordance with his separation agreement with the Company and include the following: 1996 Company matching contributions to the Employee Savings Plan: $2,250; accrued vacation:
     $17,618; executive health insurance costs paid in 1996: $8,644; estimated executive health insurance costs through age 65: $69,382; consulting fees paid in 1996: $39,236; aggregate consulting fees to be paid in 1997 and 1998: $80,780; separation pay for 1996: $916,154; separation pay for 1997 and 1998: $1,465,846; and Short-Term Plan and Long-Term Plan account balances paid in 1996: $2,176,890. For further information on Mr. Zemke's separation agreement with the Company see "Employment Contracts and Termination of Employment."

3    Mr.  Ryan  joined the Company as an  executive  officer on July 1, 1994.

4 Other Annual Compensation reported for Mr. Ryan includes: (i) the principal amount of $50,000, which was forgiven in accordance with the terms of the note for his mortgage loan with the Company described in the section "Loans to Executive Officers;" (ii) the amount of $81,726 which was paid to Mr. Ryan to reimburse him for the loss on the sale of his home in Massachusetts; and (iii) other fringe benefits in the aggregate amount of $11,595.

5 Other Annual Compensation reported for Mr. Zemke includes: (i) dental insurance coverage: $29,868; and (ii) other fringe benefits in the aggregate amount of $8,232.

Stock Options

         The following table contains information on stock option grants in 1996 to the named executive officers:

                                      OPTION GRANTS IN LAST FISCAL YEAR1
                                      ----------------------------------
                                                                                                     Potential
                                                                                              Realizable Value at
                                                                                                Assumed Annual
                                                                                             Rates of Stock Price
                                                                                                   Appreciation
                                       Individual Grants                                         for Option Term
                         --------------------------------------------------------          ------------------------
                                       % of
                         Number of     Total
                         Securities    Options
                         Under-        Granted to       Exercise
                         lying         Employees        or Base
                         Options       In Fiscal        Price          Expiration
Name                     Granted2      Year             ($/Sh)3        Date                5% ($)4        10% ($)4
----                     --------      --------         -------        ----                -------        --------

John C. Lewis             100,000          2.83%       $12.1875         05/01/11           $1,314,944     $3,872,271

William F. Ferone          27,000           .76%        $7.9375         02/06/11             $231,228       $680,924

Michael J. Poehner         20,000           .57%        $7.9375         02/06/11             $171,280       $504,388

Bruce J. Ryan              33,000           .93%        $7.9375         02/06/11             $282,612       $832,240

David B. Wright            33,000           .93%        $7.9375         02/06/11             $282,612       $832,240

E. Joseph Zemke            40,000          1.13%        $7.9375         03/13/98              $32,544        $66,675

1    No stock appreciation rights have been granted to date.

2 The options are exercisable in four equal annual installments over the optionee's period of service with the Company, measured from the grant date. Upon an acquisition of the Company by a merger or asset sale, each option becomes immediately and fully exercisable. Each option has a maximum term of 15 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The Stock Plan Administration Committee has the discretion to accelerate any option in whole or in part in connection with the optionee's cessation of service. The committee may also grant stock appreciation rights with respect to one or more outstanding options. These rights will allow the holders to elect to exercise the option or to surrender it in exchange for cash or stock equal to the fair market value of the shares subject to the surrendered option less the option exercise price payable for those shares. To date no stock appreciation rights have been granted.

3 The exercise price may be paid in cash, in shares of the Company's stock valued at fair market value on the exercise date or through a cashless exercise involving a same-day sale of the purchased shares. The Company may also finance an option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred in connection with the exercise. The optionee may apply a portion of the shares purchased under the option (or deliver existing shares of stock) in satisfaction of the tax liability.

4 These columns reflect the potential realizable value of each grant assuming the market value of the Company's stock appreciates at 5% and 10% annually from the date of grant over the term of the option. There is no assurance that the actual stock price appreciation over the 15-year option term will be at the assumed 5% or 10% levels or at any other level. Unless the market price of the stock does in fact appreciate over the option term, no value will be realized from the option grants.

Option Exercises and Holdings

         The following table provides information on the exercise of options by the named executive officers during 1996 and unexercised options held by them at the end of the fiscal year:

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES1

                                                                   Number of
                                                                   Securities                 Value of
                                                                   Underlying                 Unexercised
                                                                   Unexercised                In-the-Money
                                                                   Options at                 Options at
                                                                   FY-End                     FY-End ($)2
                         Shares Acquired       Value               Exercisable/               Exercisable/
Name                     on Exercise (#)       Realized ($)3       Unexercisable              Unexercisable
----                     ---------------       -------------       -------------              -------------
John C. Lewis                  48,000          $207,000                 327,000/                $1,179,138/
                                                                        156,000                   $405,050

William F. Ferone                 N/A               N/A                  91,400/                  $711,050/
                                                                         61,850                   $396,763

Michael J. Poehner                N/A               N/A                  18,400/                  $117,100/
                                                                         33,000                   $167,750

Bruce J. Ryan                     N/A               N/A                  18,000/                  $116,125/
                                                                         65,000                   $334,625

David B. Wright                   N/A               N/A                  70,900/                  $534,063/
                                                                         67,400                   $347,075

E. Joseph Zemke                52,800           $94,950                 364,000/                $1,656,125/
                                                                            -0-                         $0

1   No stock appreciation rights have been granted to date.

2   Fair market value at fiscal year end ($12.5625) less exercise price.

3   Fair market value at time of exercise less exercise price.

Employment Contracts and Termination of Employment Agreements

         The Company currently has no employment contracts with any of its named executive officers. However, the Company has implemented the Short-Term Executive Incentive Performance Plan (approved by the stockholders in May 1995) and the Long-Term Executive Incentive Performance Plan, which provide benefits some of which are not payable until termination of employment. Under these plans executive officers and other key employees may receive incentive awards each year based upon the Company's progress in achieving long-term business objectives. The combined total aggregate annual award for the participants under these plans may not exceed 2% of the Company's consolidated pre-tax earnings for the year. Allocations to the Short-Term Plan are based upon each participant's compensation (salary and bonus) for the year, with vesting and payout to occur generally over four years beginning one year after the award date.

         The Long-Term Plan is a long-term income accumulation program designed to create a source of retirement income for each participant in the plan. The Compensation Committee determines the dollar amount of the retirement income target applicable to each participant and periodically adjusts that target as circumstances change. The annual award to the Long-Term Plan is allocated to each participant's long-term account in proportion to his or her share of the aggregate retirement income targets in effect for all participants at that time. Vesting in this account (including the individual retirement income target) will begin upon the latest to occur of (i) the participant's completion of ten years of service with the Company, (ii) the attainment of age 55 or (iii) the attainment of combined age and years of service totalling 70. At that time, the participant will initially vest in the portion of the long-term account equal to his or her years of service multiplied by 5% and will vest in an additional 5% upon completion of each additional year of service thereafter. The committee modified Mr. Ryan's account at the time he was hired so that it vests at the rate of 7.5% per year. No payments will be made from the participant's account until termination of service, and the payment at that time may be made either in a lump sum or in annual installments in accordance with the participant's prior election. Special vesting provisions will apply in the event the participant's service with the Company terminates by reason of death or disability. In addition, the participant may receive the entire balance credited to his or her long-term account upon termination of service in the event that such balance is less than the portion of the retirement income target in which the participant is vested at that time.

         No trust fund or other segregated account has been established as an actual funding vehicle for the payment of the participant's long-term account, and the account is simply a record entry upon the Company's books. Accordingly, each participant is a general creditor of the Company with respect to his or her unpaid account balance.

     When Mr. Ryan left his former employer to join Amdahl, he forfeited the right to substantial future retirement benefits from that employer. To compensate Mr. Ryan for the loss of those benefits, Amdahl committed to pay him $45,000 per year, for 20 years, commencing at age 65.

     On May 4, 1994 the Compensation Committee adopted Corporate Officer Severance Guidelines ("Severance Guidelines") which apply to the executive officers and corporate vice presidents of the Company (collectively, "Corporate Officers") in the event of a termination resulting from a change in control or an involuntary termination for reasons other than cause. A change in control would include: (i) a merger or consolidation in which the Company is not the surviving entity; (ii) a sale, transfer or other disposition of all Company assets; (iii) a reverse merger in which the Company becomes a subsidiary of another corporation; (iv) an acquisition of 25% of the voting power of the Company's outstanding securities; (v) an acquisition of sufficient shares which increases the total holdings of a person or group to more than 50% of the outstanding securities; (vi) an acquisition of sufficient stock to elect an absolute majority of the Board of Directors; or (vii) a hostile take-over. Under the Severance Guidelines, severance benefits will be provided for a terminated Corporate Officer for a period ranging from a minimum of one year, in the event of an involuntary termination in the absence of any change in control, to a maximum of two years should the involuntary termination occur in connection with such a change. No severance benefits will be paid if the Corporate Officer's employment is terminated for cause. During the applicable severance period, the Corporate Officer will receive the following severance benefits: (i) continuation of base salary; (ii) the average bonus that would have been paid to an officer in a comparable position on the basis of the Company's attainment of the performance goals established for the fiscal year or years coincident with the severance period; (iii) continued health care and life insurance coverage;
(iv) vesting of outstanding stock options and restricted stock awards; (v) vesting and pay-out of installments from the Corporate Officer's accounts under the Short-Term Executive Incentive Performance Plan; and (vi) continued vesting in the Corporate Officer's account under the Long-Term Executive Incentive Performance Plan, with subsequent payout of the vested benefit upon the individual's eligibility for benefit distribution under the plan.

         Mr. Zemke resigned as President, Chief Executive Officer and Director of the Company on March 14, 1996. The Company entered into a formal severance agreement with Mr. Zemke in connection with his resignation. Mr. Zemke is to receive an aggregate of $2,382,000 of salary and bonus continuation payments over the two-year period beginning March 15, 1996. He is also to receive $5,000 per month in consulting fees over that two-year period. The Company waived its repurchase rights on 139,400 shares of restricted stock held by Mr. Zemke, which were released on November 1, 1996. The Company vested 138,000 unvested stock option shares and the 392,800 stock option shares held by Mr. Zemke at the time of his resignation will be exercisable through March 13, 1998. Mr. Zemke was fully vested in his Long-Term Executive Incentive Performance Plan account balance at the time of resignation and immediately vested in his outstanding Short-Term Executive Incentive Performance Plan account. The entire balance of both accounts, $2,176,890.29, was paid to Mr. Zemke on November 1, 1996. $453,300.64 was repaid to the Company in settlement of Mr. Zemke's outstanding loans with the Company. The Company also agreed to provide Mr. Zemke with continued health coverage under the Company's officer medical/dental plan until he reaches age 65 or until he is covered by another employer's health plan which provides substantially the same coverage. In return for these benefits, Mr. Zemke has agreed to provide 10 hours of consulting services each month and not to engage in any competitive activity with the Company through March 13, 1998. The severance agreement also contains mutual releases where the Company and Mr. Zemke released each other from all claims relating to Mr. Zemke's employment with the Company or the termination of that employment relationship. Mr. Zemke will be entitled to continued indemnification from the Company with respect to any liability arising in connection with the performance of his duties as an officer or director of the Company prior to his March 14, 1996 termination date.

         COMPENSATION COMMITTEE AND STOCK PLAN ADMINISTRATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

Introduction

         The Compensation Committee of the Board of Directors, which met 5 times in 1996, is responsible for the administration of the non-stock based compensation programs for the Company's executive officers. Until the appointment of the Stock Plan Administration Committee, the Compensation Committee also administered the Company's stock plans. The Stock Plan Administration Committee, which was appointed on November 1, 1996 and met once in 1996, assumed responsibility for the administration of the Company's stock plans. The compensation programs have been designed to ensure that compensation paid to executive officers is linked to both Company and individual performance. Accordingly, a substantial portion of the compensation paid to each executive officer is comprised of various components based upon individual achievement and Company performance, such as pre-tax profit, attainment of predetermined goals and the improvement in the market price of the Company's stock.

         The committees determined that the Compensation Principles adopted in 1994, as stated below, were still appropriate.

Compensation Principles

         The design and implementation of all executive compensation programs are based on a series of guiding principles derived from Company values, business strategy and management requirements. These principles may be summarized as follows:

     o Attract and retain key executives essential to the long-term success of the Company.

     o Reward executives for long-term corporate success by facilitating their ability to acquire an ownership interest in the Company.

     o Provide direct linkage between the compensation payable to executives and the Company's attainment of annual and long-term financial goals and targets.

     o Emphasize reward for performance at the individual, team and corporate level.

         Consistent with these principles, executive compensation consists of two components - fixed compensation and variable compensation. Base salary, the fixed component, is set at a level which is competitive in the marketplace. Variable compensation consists of annual bonus and long-term incentives.

Base Salary

         Company performance plays a limited role in the determination of base salary. The base salary for each executive officer is based on several factors, including, importance of the function performed, the scope of responsibility and the salary levels in effect for comparable positions with the Company's principal competitors. The weight given to each of these factors may vary from individual to individual. In general, base salary is determined to be competitive with the base salary levels paid by a peer group of companies within the Company's industry which the Compensation Committee has identified for comparative compensation purposes. The base salary levels in effect for the Company's executive officers for the 1996 fiscal year ranged from the 50th percentile to the 75th percentile of the surveyed salaries for the peer group companies. Ten of the peer group companies are included in the Standard & Poor's Computer (Hardware) Index (the "S & P Index") which has been chosen as the Company's industry index for purposes of the Company stock price performance graph which follows this report. In selecting the peer group companies to survey for comparative compensation purposes, the Compensation Committee focused primarily on whether those companies were actually competitive with the Company in seeking executive talent, whether those companies had a management style and corporate culture similar to the Company's and whether similar positions existed within their corporate structure. For this reason, the number of companies surveyed for compensation data was less than the number of companies included in the S & P Index.

Annual Bonus

         Annual bonuses for the 1996 fiscal year were calculated by the use of a structured formula that used the following components:

         o    Company Financial Performance

                  Each year the Board  approves the pre-tax profit goals for the
         Company, and operating income and revenue goals for each line of business. The Company's performance against these goals is assessed by the Compensation Committee at the close of the year. The financial performance component of the annual bonus is based on the percent of the pre-tax profit goal achieved (or, for some executives, percent of the operating income or revenue goal achieved for a line of business). The award scale is nonlinear and provides the maximum award for above target performance while reducing the award for below target performance. The financial performance component is not paid if less than 75% of the goal is achieved, and the maximum bonus will be paid only if 125% or higher of the goal is achieved.

                  The financial performance component of the CEO's bonus measures both Company pre-tax profit goal achievement and line of business revenue goal achievement. Pre-tax profit bonus may be equal to 2.6% of salary if 76% of the goal is achieved, 65% of salary at 100% goal achievement, and 97.5% of salary at 125% or higher goal achievement. Line of business revenue goal bonus may equal .8% of salary at 76% goal achievement, 20% of salary at 100% goal achievement, and 30% of salary at 125% or higher goal achievement. For other executive officers, the financial performance component of bonus (Company pre-tax profit goals for some executives, line of business revenue goals for others) may be equal to 10% of salary at 75% goal achievement, 30% of salary at 100% goal achievement, and 60% of salary at 125% goal achievement.

         o     Individual Performance

                  Each executive officer's individual performance is measured against goals established for that individual in various areas, including leadership, planning, management and innovation. The weight assigned to each of these factors varies from individual to individual. The individual performance component of the CEO's annual bonus may be equal to 35% of salary at 100% goal achievement and may go up to a maximum of 52.5% of salary at higher than 100% goal achievement. This component for Executive Vice Presidents may be equal to 12% of salary at 100% goal achievement and may go up to a maximum of 24% of salary at higher than 100% goal achievement. For other executive officers this component may be equal to 10% of salary at 100% goal achievement, up to a maximum of 20% of salary at higher than 100% goal achievement.

         o    Corporate Teamwork

                  This component applies to executives other than the CEO. An assessment is made of the individual's contribution to the corporate team and contribution to future positioning of the Company. This component for Executive Vice Presidents may be equal to 12% of salary at 100% goal achievement and may go up to a maximum of 24% of salary at higher than 100% goal achievement. For other executive officers this component may range from 10% of salary at 100% goal achievement up to a maximum of 20% of salary at higher than 100% goal achievement.

Long-Term Incentives

         Long-term incentives are provided primarily through annual option grants, as well as by supplemental option grants, restricted stock awards, and participation in an income accumulation program funded out of the Company's pre-tax profits. These incentives are intended to motivate the executive officer to improve long-term Company performance. All options currently outstanding were granted with an exercise price equal to the market price on the grant date and will be of no value unless the market price of the Company's common stock appreciates, thereby aligning a part of the executive officer's compensation with the return realized by stockholders.

         o    Stock Options

                  Stock option grants are designed to create meaningful stock ownership for key employees of the Company. The Stock Plan Administration Committee has general guidelines for granting options to executive officers, which target a fixed number of unvested option shares based on an individual's current position with the Company, comparability with grants made to other Company executives and an individual's potential for growth within the Company, i.e., future responsibilities and possible promotions over the option term. These general guidelines determine a multiple of the individual's salary level which may be represented by the value of unvested options. To maintain the targeted unvested position, regular grants of options will normally be made. The guidelines and the granting of options within these guidelines are not normally based on Company performance. The committee does not always strictly adhere to these guidelines and will occasionally vary the size of the option grant as circumstances warrant.

                  Each grant allows the executive officer to acquire shares of the Company's common stock at a fixed price per share (traditionally the fair market value on the grant date) over a specified period of time (up to fifteen years). The option generally vests in equal installments over a period of four years, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company through the vesting period and the market price of the underlying securities appreciates over the option term.

         o    Restricted Stock

               Awards of restricted stock are not made by reference to formulas or guidelines but are provided solely at the Stock Plan Administration Committee's discretion. Restricted stock is awarded under limited circumstances, such as, to recognize a significant contribution to the Company's performance, to provide an incentive to achieve performance objectives or in connection with a significant promotion. The vesting schedules for restricted stock awards are tailored to meet the particular purposes of the awards, unlike the more uniform vesting schedules utilized for stock option grants.

Executive Incentive Performance Plan

         The Short-Term and the Long-Term Executive Incentive Performance Plans, administered by the Compensation Committee, are designed to retain key executives and to provide retirement income for them through their participation in an income accumulation program determined in reference to the Company's pre-tax profits each year. The Short-Term Plan allows each executive officer to share in a portion of such pre-tax profits on the basis of his or her compensation for the year and provides for vesting and payout of the award in four equal annual installments beginning one year after the award. The Long-Term Plan serves as the vehicle to meet the specific retirement income target which the committee has established for each participant, and vesting in this benefit will occur as the age and years of service requirements of the plan are met.

         Actual allocations to the two plans will occur only if the Company's operations are profitable. No awards were made under these plans to any named executive officer for the 1996 fiscal year. See "Employment Contracts and Termination of Employment Agreements" for additional information about the plans.

CEO Compensation

         In connection with his resignation as the Company's President and Chief Executive Officer and member of the Board of Directors on March 14, 1996, the Compensation Committee deemed it appropriate and in the best interests of the Company to enter into a formal severance agreement with Mr. Zemke that was consistent with his prior understanding. Accordingly, Mr. Zemke is to receive continuation payments totalling $2,382,000 at bi-weekly intervals over the two-year period beginning March 15, 1996 and is to receive an additional $5,000 per month of consulting fees over that two-year period. The Compensation Committee authorized the accelerated release of 139,400 shares of restricted stock held by Mr. Zemke at the time of his resignation, together with the immediate vesting of 138,000 unvested stock option shares, also held by Mr. Zemke at the time of his resignation. All outstanding vested stock option shares, totalling 392,800 shares, held by Mr. Zemke at the time of his resignation will be exercisable through March 13, 1998. Mr. Zemke was fully vested in his account balance under the Long-Term Executive Incentive Performance Plan at the time of his resignation, and the Compensation Committee decided to immediately vest Mr. Zemke in all his outstanding accounts under the Short-Term Incentive Performance Plan, and the entire balance under both of these plans ($2,176,890) was paid to Mr. Zemke in a lump sum on November 1, 1996. In addition, Mr. Zemke is to be provided with continued health coverage under the Company's executive officer medical/dental plan until his attainment of age 65 or (if earlier) his participation under another employer's health plan which provides substantially the same coverage. In return for these benefits, Mr. Zemke has agreed not to engage in any competitive activity with the Company for the two-year period coincidental with his salary and bonus continuation period and to render up to 10 hours of consulting services per month during that period. The severance agreement also contains mutual releases pursuant to which the Company and Mr. Zemke have released each other from any and all claims relating to Mr. Zemke's employment with the Company or the termination of that employment relationship. In summary, the Compensation Committee believes that the severance package resulted in a fair and amicable separation between the Company and Mr. Zemke and assured an orderly transition to Mr. Lewis' resumption of the office of President and Chief Executive Officer.

         In setting the compensation payable to Mr. Lewis in 1996, the Compensation Committee's goal was to provide a package which was competitive with other companies in the industry and which at the same time tied a significant percentage of his compensation to positive Company performance and stock price appreciation. In general, the factors utilized in determining Mr. Lewis's compensation were similar to those applied to the other executive officers in the manner described in the preceding paragraphs, although achievement of Company financial performance goals had a greater impact on his total compensation.

     In establishing Mr. Lewis's base salary, it was the committee's intent to provide him with a level of stability and certainty each year, and not to have this particular component of compensation affected to a significant degree by Company performance. His base salary for the 1996 fiscal year approximates the 50th percentile of reported base salaries for chief executive officers from the peer group.

     Based on Company results, Mr. Lewis was not paid an annual bonus for 1996.

     The long-term incentive component of Mr. Lewis's compensation consisted of a restricted stock award of 79,400 shares and a stock option grant of 100,000 shares, both of which will vest in 25% increments over four years from the date of grant. The award and the grant were made in connection with Mr. Lewis's resumption of the Chief Executive Officer position.

Compliance with Internal Revenue Code Section 162(m)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain executive officers of such companies. The limitation applies only to compensation which is not considered to be performance-based. Stock options granted under the 1994 Stock Incentive Plan, which are not discounted, and compensation paid under the Short-Term Executive Incentive Performance Plan will qualify as performance-based compensation not subject to the $1 million limitation. For the present, the Compensation Committee has decided not to take any other action to limit or restructure the other elements of the compensation package payable to the Company's executive officers. The Compensation Committee will reconsider this decision in the future should the non-performance-based compensation of any executive officer significantly exceed $1 million.


Members of the Compensation            Members of the Stock Plan Administration
Committee                              Committee


Walter B. Reinhold, Chairman           Walter B. Reinhold, Chairman

Kazuto Kojima                          George R. Packard

George R. Packard                      J. Sidney Webb

J. Sidney Webb

                         COMPANY STOCK PRICE PERFORMANCE

         The following graph shows a five-year comparison of cumulative total stockholder returns for the Company, the Standard & Poor's 500 Stock Index and the Standard & Poor's Computer (Hardware) Index from December 31, 1991 through December 31, 1996:


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
        AMONG AMDAHL CORP., S&P 500 INDEX & S&P COMPUTER (HARDWARE) INDEX





                                  {GRAPH HERE}






* $100invested on December 31, 1991 in stock or index, including reinvestment of dividends

                                                                       Fiscal Year Ending
                                                                       ------------------
                                                 1991       1992        1993       1994       1995      1996
                                                 ----       ----        ----       ----       ----      ----

Amdahl Corporation                               $100        $46         $39        $71        $55       $78
S&P 500 Index                                    $100       $108        $118       $120       $165      $203
S&P Computer (Hardware) Index                    $100        $73         $76        $98       $131      $175

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, including this proxy statement, the preceding Compensation Committee and Stock Plan Administration Committee Report on Executive Compensation and Company Stock Price Performance graph shall not be incorporated by reference into any such filings; nor shall such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

                           LOANS TO EXECUTIVE OFFICERS

         Amdahl makes loans to executive officers through the Officer Loan Program for the acquisition of stock under the Company's stock plans or for the payment of tax obligations in connection with the acquisition of stock. These loans may not be outstanding for more than 120 months and bear interest at the applicable federal rate. Loans are secured by stock valued at 150% of the principal balance.

         In 1995 the Company extended a mortgage loan to Mr. Carabetta, secured by a second deed of trust on his primary residence, in the amount of $150,000. The loan bears interest at 6.83%, compounded annually, and the principal balance plus the accrued interest is due and payable on June 7, 2001, except to the extent previously forgiven or paid. Under the terms of the note (i) $25,000 of principal and the then accrued interest is forgiven on June 7 of each year, beginning in 1996, if Mr. Carabetta is not in default and the note has not been accelerated; (ii) the note may be accelerated if Mr. Carabetta's employment is terminated for any reason other than by agreement with the Company, if he fails to make a payment under the note, if he breaches the terms of the second deed of trust or if the property securing the loan is sold; (iii) the note will be accelerated in the event of Mr. Carabetta's bankruptcy; and (iv) the note will be forgiven in the event Mr. Carabetta's employment is terminated by agreement between Mr. Carabetta and Amdahl.

         In 1993 the Company extended to Mr. Cavalier a loan for $400,000, for the purpose of assisting him with his relocation to Dallas, Texas, the headquarters of Antares Alliance Group ("Antares"), of which Mr. Cavalier was President and Chief Executive Officer. The note had an interest rate of 5.32%, compounded annually, and the principal balance plus accrued interest was payable on January 31, 2002, except to the extent previously forgiven or paid. Under the terms of the note (i) Mr. Cavalier was required to maintain a life insurance policy on his life naming Amdahl as a beneficiary and in an amount equal to the unpaid principal amount of the note; (ii) $25,000 plus one-half of the then accrued interest was forgiven on January 31 of each year, beginning in 1995, if Mr. Cavalier was not in default and the note had not been accelerated; (iii) $25,000 plus one-half of the then accrued interest was payable on January 31 of each year, beginning in 1995, with up to one-half of Mr. Cavalier's bonus to be applied toward such payment; (iv) the note could have been accelerated if Mr. Cavalier was terminated for cause or for other reasons not involving a change in control of Antares or a change in the policies of Amdahl or Antares; and (v) the note would have been accelerated in the event of Mr. Cavalier's bankruptcy. On November 1, 1996 Mr. Cavalier terminated his employment with the Company at which time $156,190.21 of this loan was forgiven. The remaining $199,685.66 was forgiven on January 1, 1997.

         In 1995 the Company extended to Mr. Grodhaus a mortgage loan, secured by a second deed of trust on his primary residence, in the amount of $300,000. The loan bears interest at 6.31%, compounded annually, and the principal balance plus accrued interest is due and payable on October 9, 2003, except to the extent previously forgiven or paid. Under the terms of the note (i) one-half of the principal, plus the accrued interest thereon, will be paid in seven annual installments by Mr. Grodhaus on October 9 of each year beginning in 1997; (ii) one-half of the principal, plus the accrued interest thereon, will be forgiven in five annual installments on October 9 of each year beginning in 1997, if Mr. Grodhaus is not in default and the note has not been accelerated; (iii) the note may be accelerated if Mr. Grodhaus's employment is terminated for any reason, if he fails to make a payment under the note, if he breaches the terms of the second deed of trust or if the property securing the loan is sold; and (iv) the note will be accelerated in the event of Mr. Grodhaus's bankruptcy.

         In 1994 the Company extended to Mr. Ryan a mortgage loan, secured by a second deed of trust on his primary residence, in the amount of $300,000. The loan bears interest at 7.05%, compounded annually, and the principal balance plus accrued interest is due and payable on September 26, 2000, except to the extent previously forgiven or paid. Under the terms of the note (i) accrued interest is payable each quarter, commencing January 15, 1995; (ii) $50,000 of principal is forgiven on September 26 of each year, beginning in 1995, if Mr. Ryan is not in default and the note has not been accelerated; (iii) the note may be accelerated if Mr. Ryan's employment is terminated for any reason, if he fails to make a payment under the note, if he breaches the terms of the second deed of trust or if the property securing the loan is sold; and (iv) the note will be accelerated in the event of Mr. Ryan's bankruptcy.

         The Company has extended loans of more than $60,000 to the following individuals who were executive officers during the last fiscal year. Except for the loans to Messrs. Carabetta, Cavalier, Grodhaus and Ryan described above, the loans on the table below were extended under the Officer Loan Program:

                                                                       Maximum Amount            Amount
                                                                       Outstanding Since         Outstanding on
Name                                                                   December 30, 1995         March 3, 1997
----                                                                   -----------------         -------------
Michael R. Carabetta..................................................     $160,415.75              $131,403.13
John C. Cavalier......................................................     $380,283.84                       $0
William F. Ferone.....................................................      $60,013.45               $60,013.45
Charles E. Fonner.....................................................      $67,276.33               $67,276.33
Gregory R. Grodhaus...................................................     $327,359.21              $327,359.21
Anthony M. Pozos......................................................     $216,365.39              $216,365.39
Bruce J. Ryan.........................................................     $218,733.17              $218,733.17
David B. Wright.......................................................      $86,047.53               $86,047.53
E. Joseph Zemke.......................................................     $453,300.64                       $0


                          APPROVAL OF AMENDMENTS TO THE
                  AMDAHL CORPORATION 1994 STOCK INCENTIVE PLAN

         Stockholders are being asked to approve amendments to the Company's 1994 Stock Incentive Plan (the "1994 Plan") which include the following changes:

                (i) allow non-employee directors to receive discretionary grants and stock issuances under the Discretionary Option Grant and Stock Issuance Programs of the 1994 Plan;

               (ii) eliminate the restriction that the individuals who serve as Plan Administrator may not receive any option grants or direct stock issuances from the Company while serving as Plan Administrator or during the twelve month period preceding appointment as Plan Administrator;

              (iii) require stockholder approval of future amendments to the 1994 Plan only to the extent necessary to satisfy applicable laws or regulations;

               (iv) eliminate both the six month holding period requirement and the ten business day "window" period requirement for the exercise of any stock appreciation rights granted under the 1994 Plan;

                (v) allow the shares issued under the 1994 Plan which are subsequently reacquired by the Company due to the Company's exercise of its repurchase rights to be added back to the share reserve available for future issuance under the 1994 Plan;

               (vi) allow the stock options granted under the 1994 Plan to be assignable or transferable;

              (vii) increase the number of shares available for issuance under the 1994 Plan effective on the date of the 1997 annual meeting by 2% of the total number of outstanding shares at the close of business on the immediately preceding trading day; and

             (viii) modify the annual automatic share increase provisions of the 1994 Plan so that the number of shares available for issuance under the 1994 Plan is automatically increased on the first trading day of each calendar year, beginning in 1998, by an amount equal to 3% of the total number of shares outstanding at the close of business on December 31 of the immediately preceding calendar year, subject to the limitation that the maximum number of shares available for future option grants and direct stock issuances immediately after the automatic increase will not exceed 6,000,000 shares.

         The purpose of items (i) through (vi) is to provide the Plan Administrator with more flexibility as is permitted under recent changes to the regulations governing these types of plans. The purpose of items (vii) and
(viii) is to make enough shares available to the Plan Administrator for stock option grants to key employees so that a certain aspect of their compensation is tied to positive Company performance and stock price appreciation.

         The Board approved the amendments to the 1994 Plan on November 1, 1996, subject to approval by the stockholders at the 1997 annual meeting.

         The following is a summary of the principal features of the 1994 Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the 1994 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's principal executive office in Sunnyvale, California.

Equity Incentive Programs

         The 1994 Plan contains five separate equity incentive programs: (i) a Discretionary Grant Program, under which key employees, non-employee directors and consultants may be granted either stock options to purchase shares of stock or stock appreciation rights exercisable for cash or shares of stock, (ii) an Automatic Grant Program, under which option grants are made at specified intervals to the non-employee directors, (iii) a Salary Reduction Grant Program, under which key employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of stock at a discount from current fair market value equal to the amount of their salary reduction, (iv) a Stock Fee Program, under which the non-employee directors may elect to apply all or a portion of their annual retainer fee to the acquisition of shares of stock, and (v) a Stock Issuance Program, under which eligible individuals may be issued shares of stock directly, through the immediate purchase of the shares, or as a bonus tied to the performance of services or the Company's attainment of financial milestones, or pursuant to the individual's election to receive such shares in lieu of base salary.

         Options granted under the Discretionary Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory options not intended to satisfy such requirements. All grants under the Automatic Grant and the Salary Reduction Grant Programs will be non-statutory options.

Share Reserve

     As of March 3, 1997, 10,993,987 shares of stock were reserved for issuance over the remainder of the fifteen year term of the 1994 Plan, including the additional 1,217,535 shares which became issuable on the first trading day of 1997 pursuant to the annual automatic share increase provisions of the 1994
Plan. The number of shares available for issuance under the 1994 Plan will automatically increase on the date of the 1997 annual meeting of stockholders by 2% of the shares outstanding at the close of business on the immediately preceding trading day and the number of shares available for issuance under the 1994 Plan will automatically increase on the first trading day of each subsequent calendar year by an amount equal to 3% of the shares of stock outstanding on December 31 of the immediately preceding calendar year. However, each 3% annual increase will be subject to the limitation that the maximum number of shares available for future option grants and direct stock issuances immediately after the automatic increase will not exceed 6,000,000 shares, subject to periodic adjustment for certain changes in the Company's capital structure.

         The shares issuable under the 1994 Plan may be drawn from either authorized but previously unissued shares of stock or from reacquired shares of stock, including shares purchased by the Company on the open market and held as treasury shares.

         Should an option expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions of the 1994 Plan), the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1994 Plan. Unvested shares issued and subsequently reacquired by the Company pursuant to its repurchase rights will also be available for subsequent issuance under the 1994 Plan. However, shares subject to an option surrendered in accordance with the stock appreciation right provisions will not be available for subsequent issuance under the 1994 Plan.

         In no event will any one individual participating in the 1994 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances exceeding 2,000,000 shares in the aggregate over the term of the 1994 Plan, subject to periodic adjustment for certain changes in the Company's capital structure.

Plan Administration

         The 1994 Plan (other than the Automatic Option Grant and the Stock Fee Programs) is administered by the Stock Plan Administration Committee of the Board. The committee is comprised of two or more non-employee directors. Each of the directors currently serving on the committee qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3(i) under the Securities Exchange Act of 1934 and each member qualifies as an "outside director" pursuant to the applicable requirements of Internal Revenue Code Section 162(m).

         The Stock Plan Administration Committee, acting as Plan Administrator, has complete discretion (subject to the express provisions of the 1994 Plan) to authorize stock option grants and direct stock issuances under the 1994 Plan. However, all grants under the Automatic Grant and the Stock Fee Programs will be made in strict compliance with the express provisions of those programs, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such programs.

Eligibility

         Non-employee directors, officers and other key employees of the Company and its subsidiaries (whether now existing or subsequently established) and independent consultants and advisors to the Company and its subsidiaries are eligible to participate in the Discretionary Grant and Stock Issuance Programs. Officers and other key employees are also eligible to participate in the Salary Reduction Grant Program. Only non-employee directors are eligible to participate in the Automatic Grant and the Stock Fee Programs.

         For purposes of all non-statutory option grants and direct stock issuances under the 1994 Plan, the Company's subsidiaries include not only the corporations of which the Company owns, directly or indirectly, at least 50% of the outstanding capital stock but also any partnership, joint venture or other entity of which the Company owns, directly or through one or more other subsidiaries, at least 50% of the outstanding capital or profits interests.

         As of March 3, 1997, nine non-employee directors, 15 executive officers and approximately 2,000 other key employees were eligible to participate in the 1994 Plan. The nine non-employee directors were also eligible to participate in the Automatic Grant and the Stock Fee Programs.

Valuation

     The fair market value per share of stock on any relevant date under the 1994 Plan is the mean between the lowest and highest selling prices per share on that date on the principal exchange on which the stock is then listed or admitted to trading, as the prices are officially quoted by the composite tape of transactions on the exchange. If there are no reported sales for such date, then the mean of the lowest and highest selling prices for the last previous date for which such quotations exist will determine the fair market value. On March 3, 1997 the fair market value per share of stock was $10.28125.

                           DISCRETIONARY GRANT PROGRAM

         The principal features of the Discretionary Option Grant Program may be summarized as follows:

         The exercise price per share for incentive stock options will not be less than 100% of the fair market value per share of stock on the grant date. For non-statutory options, the exercise price per share may be less than, equal to or greater than such fair market value, as the Plan Administrator deems appropriate. No incentive stock option will have a maximum term in excess of ten years measured from the grant date, and no non-statutory stock option will have a maximum term in excess of fifteen years. The Plan Administrator has complete discretion to grant options (i) which are immediately exercisable for vested shares, (ii) which are immediately exercisable for unvested shares subject to the Company's repurchase rights (sometimes referred to in this document as restricted stock) or (iii) which become exercisable in installments for vested shares over the optionee's period of service.

         The exercise price may be paid in cash or in shares of stock valued at fair market value on the exercise date. The option may also be exercised for vested shares through a same-day sale program pursuant to which the purchased shares are to be sold immediately and a portion of the sale proceeds applied to the payment of the exercise price for those shares on the settlement date.

         Any option held by the optionee at the time of cessation of service will normally not remain exercisable beyond the limited period designated by the Plan Administrator (not to exceed 36 months) at the time of the option grant. During that period, the option will generally be exercisable only for the number of shares of stock in which the optionee is vested at the time of cessation of service. For purposes of the 1994 Plan, an individual will be deemed to continue in service for so long as that person performs services for the Company or any parent or subsidiary corporation, whether as an employee, non-employee director or independent consultant or advisor. If an optionee retires from the Company, meaning he or she has completed ten years of service with the Company, is at least 55 years old and his or her age and years of service total at least 70, then the optionee's option(s) will remain outstanding and continue to vest and be exercisable over the term of the option.

         The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding.

         Any unvested shares which have been exercised are subject to repurchase by the Company, at the original exercise price, upon the optionee's cessation of service. The Plan Administrator has complete discretion in establishing the vesting schedule for any such unvested shares and has full authority to cancel the Company's outstanding repurchase rights with respect to those shares in whole or in part at any time.

         The optionee does not have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares. Options may be assignable or transferable in accordance with the terms of the stock option agreement.

         The Plan Administrator is authorized to issue four types of stock appreciation rights:

     - Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of stock.

     - Concurrent stock appreciation rights will automatically be exercised for an appreciation distribution at the same time the underlying stock option is exercised for the shares of stock subject to such rights. Accordingly, the option holder will, upon the option exercise, receive both the purchased shares of stock and the appreciation distribution payable on the covered shares. The amount of the distribution payable per purchased option share will not exceed the fair market value of that share on the exercise date, less the option exercise price paid for such share. The distribution may, in the discretion of the Plan Administrator, be made in cash or in shares of stock.

     - Independent stock appreciation rights will be free-standing rights not tied to any underlying stock option and will entitle the holder upon exercise to an appreciation distribution from the Company equal to the fair market value of the shares of stock subject to the exercised rights, less the base price in effect for those shares. The base price will be determined by the Plan Administrator at the time the rights are granted and may be less than, equal to or greater than the fair market value of the underlying shares of stock on the grant date. The appreciation distribution payable on the exercised rights may, in the discretion of the Plan Administrator, be made in cash or in shares of stock.

     - Limited stock appreciation rights may be granted to officers of the Company subject to the short-swing profit restrictions of the federal securities laws in connection with their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the price per share of stock paid in such hostile tender offer over (ii) the exercise price payable for such share.

         The Plan Administrator has the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Grant Program which have exercise prices in excess of the then current market price of stock and to issue replacement options with an exercise price based on the market price of stock at the time of the new grant.


                             AUTOMATIC GRANT PROGRAM

         Under the Automatic Grant Program, a 5,000 share option grant is made to each individual who first becomes a non-employee director, whether through election by the stockholders or appointment by the Board. In addition, on the date of each annual meeting, beginning with the 1994 annual meeting, each individual reelected to serve as a non-employee director will automatically be granted a stock option to purchase 5,000 shares of stock, provided such individual has served as a non-employee director for at least twelve months. There is no limit on the number of such additional 5,000 share option grants any one non-employee director may receive over his or her period of Board service.

         Each option granted under the Automatic Grant Program is subject to the following terms and conditions:

     - The exercise price per share will be equal to 100% of the fair market value per share of stock on the automatic grant date.

     - Each option granted up until the 1995 annual meeting has a maximum term of ten years measured from the grant date. Each option granted on or after the date of the 1995 annual meeting has a maximum term of fifteen years from the grant date.

     - The options granted on and after the 1997 annual meeting may be transferred to an immediate family member or to a trust established for one or more immediate family members.

     - Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company at the exercise price paid per share.

     - Each option will vest (and the Company's repurchase rights will lapse) in two equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the automatic grant date.

     - Should the optionee cease to serve as a director for any reason (other than removal for cause) following completion of four or more years of service on the Board, then the shares of stock at the time subject to each automatic option grant held by the optionee shall immediately vest in full (and the Corporation's repurchase right with respect to those shares shall terminate), and the optionee (or the representative of the optionee's estate or the person or persons to whom the option is transferred upon the optionee's death) shall have until the expiration date of the option term in which to exercise the option for any or all of those vested shares of stock.

     - Should the optionee cease to be a director for any reason (other than death or permanent disability) prior to completion of four years of Board service, then each option held by that individual under the Automatic Grant Program will remain exercisable for a six-month period following such cessation of Board service. Upon the optionee's death within such six-month period, the option will remain exercisable for a twelve-month period and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) in which the optionee is vested at the time of cessation of Board service.

     - Should the optionee die or become permanently disabled while serving as a director, then the shares of stock at the time subject to each automatic option grant held by the optionee shall immediately vest in full (and the Company's repurchase right with respect to those shares shall terminate), and the optionee (or the representative of the optionee's estate or the person or persons to whom the option is transferred upon the optionee's death) shall have until the expiration date of the option term in which to exercise such option for any or all of those vested shares of stock.

     - The shares subject to each automatic option grant will immediately vest upon certain changes in control or ownership of the Company, as discussed in more detail below.

     - Upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the highest price per share of stock paid in such hostile tender offer over (ii) the exercise price payable for such share.

     - The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the Discretionary Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

                         SALARY REDUCTION GRANT PROGRAM

         The Plan Administrator has complete discretion in selecting the individuals who are to participate in the Salary Reduction Grant Program. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization for the Company to reduce, by a designated multiple of 1%, his or her base salary for the upcoming calendar year. To the extent the Plan Administrator approves one or more salary reduction authorizations, the individuals who filed those authorizations will be granted options under the Salary Reduction Grant Program.

         Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Grant Program, except for the following differences:

     - The exercise price per share will be equal to one-third of the fair market value per share of stock on the grant date.

     - The number of option shares will be determined by dividing the total dollar amount of the approved reduction in the participant's base salary by two-thirds of the fair market value per share of stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the grant is made.

     - Provided the optionee continues in service, the option will become exercisable for 50% of the option shares on the last day of June in the calendar year for which the grant is made and will become exercisable for the balance of the option shares in a series of six successive monthly installments on the last day of each of the next six calendar months.

     - Should the optionee die or become disabled while in service, the option will immediately become exercisable for that number of option shares equal to (i) one-twelfth of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed from the first day of the calendar year for which the option is granted and the last day of the calendar month during which the optionee ceases service.

     - Each option will have a term of ten years measured from the grant date, whether or not the individual continues in service.


                             STOCK ISSUANCE PROGRAM

         Shares may be sold under the Stock Issuance Program at a price per share less than, equal to or greater than the fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services or pursuant to an irrevocable election by the individual to receive such shares in lieu of a portion of his or her salary.

         Shares awarded under the Stock Issuance Program may either be (i) immediately vested upon issuance, (ii) subject to a vesting schedule tied to the participant's period of service or (iii) subject to issuance or vesting tied to the attainment of one or more specified objectives. The objectives upon which the issuance or vesting of the stock award may be based will be limited to measures that relate to aspects of performance at the Company, a Company subdivision and/or an individual level as set forth below. The Plan Administrator will have complete discretion to base the issuance or vesting of the award upon the attainment of (i) one particular objective, (ii) one of a series of alternative objectives or (iii) any combination of two or more designated objectives, as the Plan Administrator deems appropriate for each performance-based issuance. The specific target for each selected objective will be established by the Plan Administrator at the time the awards are made. The objectives which may be utilized under the Stock Issuance Program are as follows:

   -   earnings per share                            -   return on assets
   -   revenue                                       -   market share
   -   stock price                                   -   customer satisfaction
   -   operating income                              -   time to market
   -   consolidated pre-tax profit                   -   employee development
   -   operating profit margin                       -   quality
   -   return on equity                              -   cash
   -   inventory                                     -   employee satisfaction
   -   gross margin                                  -   market perception

         Unvested  shares,  or  restricted  stock,  will be  subject  to certain transfer restrictions and to repurchase or cancellation by the Company upon either the participant's cessation of service prior to vesting in those shares or the non-attainment of the applicable performance goals. The Plan Administrator will, however, have the discretionary authority to accelerate the vesting of one or more issued shares, other than shares which are to vest solely upon the Company's attainment of pre-established performance goals. Individuals holding shares under the Stock Issuance Program will have full stockholder rights with respect to those shares, whether the shares are vested or unvested.

         The issuance of shares of stock pursuant to the participant's election to receive such shares in lieu of base salary will be subject to the following guidelines:

     - On the first trading day in January of the calendar year for which the election is effective, the portion of base salary subject to such election will automatically be applied to the acquisition of stock by dividing the elected dollar amount by the fair market value per share on that trading day. The issued shares will be held in escrow by the Company until the participant vests in those shares.

     - Upon completion of each calendar month of service during the year for which the election is in effect, the participant will vest in one-twelfth of the issued shares, and the stock certificate for those shares will be released from escrow.


                                STOCK FEE PROGRAM

         Under the Stock Fee Program, each individual serving as a non-employee director is eligible to elect to apply all or any portion of the annual retainer fee otherwise payable in cash to such individual to the acquisition of unvested shares of stock. The non-employee director must make the stock election prior to the start of the calendar year for which the election is to be in effect. On the first trading day in January of the calendar year for which the election is in effect, the portion of the retainer fee subject to such election is applied to the acquisition of stock by dividing the elected dollar amount by the fair market value per share of stock on that trading day. The issued shares are held in escrow by the Company until the individual vests in those shares. The non-employee director has full stockholder rights, including voting and dividend rights, with respect to all issued shares held in escrow on his or her behalf.

         Upon completion of each month of Board service during the year for which the election is in effect, the non-employee director will vest in one-twelfth of the issued shares, and the stock certificate for those shares will be released from escrow. Immediate vesting in all the issued shares will occur in the event the individual dies or becomes disabled during his or her period of Board service or certain changes in control or ownership of the Company are effected during such period. Should the director cease service prior to vesting in one or more monthly installments of the issued shares, then those installments will be forfeited, and the individual will not be entitled to any cash payment from the Company with respect to the forfeited shares.

                               GENERAL PROVISIONS

Option/Vesting Acceleration

     Outstanding options under the 1994 Plan may become exercisable on an accelerated basis, and unvested shares issued or issuable under the 1994 Plan will be subject to accelerated vesting, in the event of certain changes in the ownership or control of the Company. The transactions which may trigger such option/vesting acceleration are as follows:

     Corporate Transaction: any one of the following stockholder-approved transactions:

          - a merger or consolidation in which the Company is not the surviving entity,

          - the sale, transfer or other disposition of substantially all of the Company's assets in liquidation or dissolution of the Company, or

          - any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to persons other than those who held such securities immediately prior to the merger.

     Change in Control: any of the following events:

          - a direct acquisition by any person (or related group of persons) of securities possessing more than 10% of the total combined voting power of the Company's outstanding securities,

          - the acquisition by any person (or related group of persons), whether by tender or exchange offer made directly to the Company's stockholders, private purchases from one or more of the Company's stockholders, open market purchases or any other transaction, of additional securities of the Company which increase the total holdings of such person (or group) to a level of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, or

          - the acquisition by any person (or related group of persons), whether by tender or exchange offer made directly to the Company's stockholders, private purchases from one or more of the Company's stockholders, open market purchases or any other transaction, of securities of the Company possessing sufficient voting power in the aggregate to elect an absolute majority of the directors (rounded up to the nearest whole number).

         In the event of a Corporate Transaction, each option at the time outstanding under the Discretionary Grant Program or Salary Reduction Program will automatically become exercisable for all of the shares of stock at the time subject to that option and may be exercised for any or all of such shares as fully-vested shares. However, an outstanding option under the Discretionary Grant Program will not so accelerate if and to the extent: (i) such option is either to be assumed by the successor corporation (or parent thereof) or is otherwise to be replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant. Upon the consummation of the Corporate Transaction, all outstanding options under the 1994 Plan will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable. The Plan Administrator will have the discretion to provide for the subsequent acceleration of any option which does not accelerate at the time of the Corporate Transaction, in the event the optionee's service terminates within a designated period following such Corporate Transaction.

         The Company's outstanding repurchase rights under the Discretionary Option Grant and Stock Issuance Programs will also terminate, and the shares subject to those terminated rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are expressly assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the unvested shares are issued. The Plan Administrator will have the discretion to provide for the subsequent termination of any repurchase rights which remain in existence after the Corporate Transaction, in the event the optionee's service terminates within a designated period following such Corporate Transaction.

         The Plan Administrator will also have full power and authority to provide for the acceleration of one or more outstanding options under the Discretionary Grant Program or Salary Reduction Program so that each such option will, immediately prior to a Change in Control, become exercisable for the total number of shares of stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. The Plan Administrator may also provide for the automatic termination of all of the outstanding repurchase rights held by the Company under the Discretionary Option Grant and Stock Issuance Programs (with the concurrent vesting of the shares subject to those terminated rights) in the event of such Change in Control. Alternatively, the Plan Administrator may condition such accelerated option vesting and termination of the repurchase rights upon the optionee's cessation of service under certain prescribed circumstances following the Change in Control.

         Upon either a Corporate Transaction or a Change in Control, the shares of stock subject to each outstanding option under the Automatic Grant Program will immediately vest, and the options will accordingly become exercisable for all of the shares of stock at the time subject to such option as fully-vested shares. In addition, all unvested shares issued under the Stock Fee Program or issued under the Stock Issuance Program in lieu of base salary will immediately vest.

         The acceleration of options or vesting in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Changes in Capitalization

         In the event any change is made to the outstanding shares of stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1994 Plan and the maximum number and/or class of securities which may remain available for future option grant or direct stock issuance in connection with each automatic 3% increase to the share reserve to be effected each year under the 1994 Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct share issuances over the term of the 1994 Plan,
(iii) the number and/or class of securities and price per share in effect under each outstanding option and (iv) the number and/or class of securities for which option grants will subsequently be made under the Automatic Grant Program per each newly-elected or continuing non-employee director.

Financial Assistance

         The Plan Administrator may institute a loan program in order to assist one or more optionees in financing their exercise of outstanding options under the Discretionary Grant or Salary Reduction Grant Program or the purchase of shares under the Stock Issuance Program. The form in which such assistance is to be made available (including loans or installment payments) and the terms upon which such assistance is to be provided is determined by the Plan Administrator. However, the maximum amount of financing provided to any participant may not exceed the amount of cash consideration payable for the issued shares plus all applicable federal, state and local taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

Special Tax Election

         The Plan Administrator may provide one or more holders of non-statutory options or unvested shares under the Discretionary Grant, Salary Reduction Grant or Stock Issuance Programs with the right to have the Company withhold a portion of the shares of stock otherwise issuable to such individuals in satisfaction of the federal and state income and employment tax liability incurred by such individuals in connection with the exercise of those options or the vesting of the shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of stock in payment of such tax liability.

Amendment and Termination

         The Board may amend or modify the 1994 Plan in any or all respects whatsoever. However, no such amendment may adversely affect the rights of existing optionees or holders of unvested shares without their consent. In addition, certain amendments may require stockholder approval under applicable law or regulation. The Board may terminate the 1994 Plan at any time, and the 1994 Plan will in all events terminate on December 31, 2008. Each stock option or unvested share issuance outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant or issuance.

Stock Awards

         The tables below show, as to each of the Company's named executive officers and the various indicated individuals and groups, the following information with respect to stock option transactions and direct stock issuances under the 1994 Plan from December 30, 1995 to March 3, 1997: (i) the number of shares of stock subject to options granted during that period, (ii) the weighted average option price payable per share, (iii) the number of shares of stock directly issued without an intervening option grant, and (iv) the dollar amount paid per issued share.

                                                OPTION TRANSACTIONS
                                                                                         Weighted Average
                                                              Options Granted            Exercise Price
Name                                                          (Number of Shares)         of Options Granted
----                                                          ------------------         ------------------

John C. Lewis................................................        100,000                   $12.1875
William F. Ferone............................................         57,000                    $9.6809
Michael J. Poehner...........................................         50,000                    $9.9250
Bruce J. Ryan................................................        108,000                   $10.2379
David B. Wright..............................................        108,000                   $12.2379
E. Joseph Zemke..............................................         40,000                    $7.9375
All current executive officers as a group who
  received option grants (15 persons)........................        894,000                   $10.0617
Michael R. Hallman...........................................          5,000                   $12.1875
E. F. Heizer, Jr.............................................          5,000                   $12.1875
Kazuto Kojima................................................          5,000                   $12.1875
Burton G. Malkiel, Ph.D......................................          5,000                   $12.1875
Takeshi Maruyama.............................................          5,000                    $9.8438
George R. Packard, Ph.D......................................          5,000                   $12.1875
Walter B. Reinhold...........................................          5,000                   $12.1875
Takashi Takaya...............................................          5,000                   $10.1563
J. Sidney Webb...............................................          5,000                   $12.1875
All current non-employee directors as a group who
  received option grants (9 persons).........................         45,000                   $11.7014
All employees,  including current officers who are
  not executive officers, as a group who received option
  grants (approximately  1,057 persons)......................      2,856,200                    $8.3300

                             DIRECT SHARE ISSUANCES

                                    Number of                    Purchase Price
Name                                Issued Shares 1              Per Share
----                                ---------------              ---------
John C. Lewis......................      79,700                     $.05
William F. Ferone.................       12,350                     $.05
Michael J. Poehner................       10,000                     $.05
Bruce J. Ryan.....................       52,400                     $.05
David B. Wright...................       52,400                     $.05
E. Joseph Zemke...................       55,400                     $.05
All current executive officers as
  a group who received direct share
  issuances (15 persons)...........     295,700                     $.05
All employees, including current
  officers who are not executive
  officers, as a group (25 persons).    158,250                     $.05

1 These shares, held by the named executive officers, are subject to the Company's repurchase rights which will lapse in 25% increments over four years from the award date: Mr. Lewis, 79,700 shares; Mr. Ferone, 12,350 shares; Mr. Poehner, 10,000 shares; Mr. Ryan, 27,400 shares; and Mr.
     Wright, 27,400 shares. The Company's repurchase rights will lapse in 33% increments over three years from the award date on 25,000 shares held by each Mr. Ryan and Mr. Wright. The Company's repurchase rights lapsed on November 1, 1996 on Mr. Zemke's 55,400 restricted shares pursuant to Mr. Zemke's separation agreement with the Company.


                         FEDERAL INCOME TAX CONSEQUENCES

Option Grants

         Options granted under the 1994 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as described below:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

         Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the option exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that the compensation deemed paid in connection with most disqualifying dispositions of incentive stock option shares under the 1994 Plan will be deductible by it and will not be subject to the annual $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         Special   provisions  of  the  Internal   Revenue  Code  apply  to  the
acquisition of unvested shares of stock under a non-statutory option. These special provisions may be summarized as follows:

     - If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses with respect to those shares over (ii) the exercise price paid for the shares.

     - The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid upon the exercise of non-statutory options granted under the 1994 Plan with an exercise price equal to the fair market value of the stock on the grant date will be deductible and will not be subject to the annual $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Stock Appreciation Rights

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance

         The tax principles applicable to direct stock issuances under the 1994 Plan are substantially the same as those summarized above for the exercise of non-statutory option grants.

                              ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant will not result in any direct charge to the Company's earnings. However, the number of outstanding options, whether or not granted at a discount, may be a factor in determining the Company's earnings per share on a fully-diluted basis. The Company must also disclose certain pro-forma financial information showing the impact which the option grants made under the 1994 Plan would have upon the Company's reported earnings were the value of those options treated as compensation expense.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation earning to the Company's earnings.


                              STOCKHOLDER APPROVAL

         The Board of Directors recommends that the stockholders vote FOR the approval of the amendments to the 1994 Plan. The Board believes that it is in the best interests of the Company to maintain an equity incentive program for the Company which will provide a meaningful opportunity for officers, key employees and non-employee directors to acquire a substantial proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

         If the stockholders do not approve the amendments to the 1994 Plan, then none of the changes to the automatic share increase provisions will be implemented, and the number of shares by which the share reserve will increase on the first trading day of each calendar year will remain at 1% of the total number of shares outstanding at the close of business on December 31 of the immediately preceding calendar year, provided that the maximum number of shares available for future option grants and direct stock issuances immediately after each automatic increase will be limited to 5,000,000 shares. In addition, the non-employee directors will not be eligible to participate in the Discretionary Option Grant or Stock Issuance Programs, and any unvested shares, which have been exercised, that are repurchased by the Company will not be added back to the share reserve for reissuance. The options granted to non-employee directors under the Automatic Grant Program will not be assignable or transferable. The 1994 Plan will continue to remain in effect, and option grants, stock appreciation rights and direct stock issuances may continue to be awarded pursuant to the provisions of the 1994 Plan in effect prior to the amendments which are included in the preceding 1994 Plan summary.


             APPROVAL OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Arthur Andersen LLP as the Company's independent public accountants for 1997. Arthur Andersen has served as the Company's independent public accountants since 1976. Representatives of Arthur Andersen LLP are expected to be present at the annual meeting to make a statement if they desire and to respond to appropriate questions.

         The Board of Directors recommends a vote FOR approval of the selection of Arthur Andersen LLP as the Company's independent public accountants for 1997.


                          FUTURE STOCKHOLDER PROPOSALS

         Amdahl must receive stockholder proposals for consideration at the 1998 annual meeting no later than November 20, 1997. These proposals may be included in next year's proxy statement if they comply with the regulations under the Securities Exchange Act of 1934.

                           INCORPORATION BY REFERENCE

         According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following document or portion thereof is incorporated by reference:

     "Executive Officers of Amdahl" from Part 1 of the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 1996.

     The Board of Directors knows of no other matters that may be presented for stockholder action at the meeting. However, if other matters are properly brought before the meeting, the proxy holders will vote them according to their best judgment.

                                    By Order of the Board of Directors


                                    /s/Bruce J. Ryan

                                    Bruce J. Ryan
                                    Executive Vice President, Chief Financial
                                      Officer and Corporate Secretary

March 20, 1997

                               AMDAHL CORPORATION
                            1994 STOCK INCENTIVE PLAN
                      (As Amended through November 1, 1996)


                                   ARTICLE ONE
                                     GENERAL

I.       PURPOSE OF THE PLAN

     A. This 1994 Stock Incentive Plan (the "Plan") is intended to promote the interests of Amdahl Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its subsidiary corporations); (ii) the non-employee members of the Corporation's Board of Directors or the board of directors of any subsidiary corporation; and (iii) those consultants and other independent contractors who provide valuable services to the Corporation (or its subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its subsidiary corporations).

     B. The Plan became effective upon its approval by the Corporation's stockholders at the 1994 Annual Meeting held on May 5, 1994. Such date is hereby designated as the Effective Date of the Plan.

     C. This Plan shall serve as the successor to the Corporation's four previous stock programs - the Stock Option Plan (1971), the Stock Option Plan
(1974), the Non-Qualified Stock Option Plan (1982) and the Restricted Stock Plan (collectively, the "Predecessor Plans"), and no further option grants or stock issuances shall be made under the Predecessor Plans after the Effective Date. All options outstanding under the Predecessor Plans and all unvested shares issued thereunder as of such Effective Date shall immediately be incorporated into this Plan and treated as outstanding options and share issuances under this Plan. However, each outstanding option and share issuance so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such option grant or share issuance, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options or share issuances with respect to their acquisition of shares of the Corporation's common stock, par value of $.05 per share, thereunder.

II.      DEFINITIONS

         For purposes of the Plan, the following definitions shall be in effect:

     1934 Act: the Securities and Exchange Act of 1934, as amended.

     Award: the written notification provided by the Plan Administrator to a Participant in

March 20, 1997
                                        1
the Stock Issuance Program that shares of common stock are to be issued to such individual upon the attainment of one or more of the performance objectives specified in Article Six.

     Board: the Corporation's Board of Directors.

     Change in Control: a change in ownership or control of the Corporation effected through any of the following transactions:

                  - a direct acquisition by any person (or related group of persons) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than ten percent (10%) of the total combined voting power of the Corporation's outstanding securities;

                  - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of additional securities of the Corporation which increases the beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of the total securities holdings of such person (or related group of persons) to a level of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities; or

                  - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities of the Corporation possessing sufficient voting power in the aggregate to elect an absolute majority of the Board (rounded up to the next whole number).

     Code: the Internal Revenue Code of 1986, as amended.

     Committee: a committee of two (2) or more non-employee Directors appointed by the Board.

     Corporate   Transaction:   any   of  the   following   stockholder-approved
transactions to which the Corporation is a party:

                  - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

               - the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

March 20, 1997
                                        2

                  - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     Director: a member of the Board of Directors of Amdahl Corporation.

     Employee: an individual who performs services while in the employ of the Corporation or one or more Subsidiaries, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     Exercise Date: the date on which the Corporation shall have received notice of the option exercise.

     Fair Market Value: the mean between the highest and lowest selling prices per share of common stock on the date in question on the principal exchange on which the common stock is then listed or admitted to trading, as the prices are officially quoted by the composite tape of transactions on such exchange. If there are no reported sales of the common stock on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the last previous date for which quotations exist.

     Hostile Take-Over: the direct or indirect acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     Incentive  Option:  a stock option which satisfies the requirements of Code
Section 422.

     Involuntary Termination: the termination of the Service of any Optionee or Participant which occurs by reason of:

               - such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct; or

               - such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than five percent (5%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     Misconduct: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential

 March 20, 1997
                                        3
information or trade secrets of the Corporation or its Subsidiaries, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any Subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation.

     Newly Issued Shares: shares of common stock drawn from the Corporation's authorized but unissued shares of common stock.

     Non-Statutory Option: a stock option not intended to meet the requirements of Code Section 422.

     Optionee: any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Salary Reduction Grant Program in effect under the Plan.

     Participant: any person who receives a direct issuance of common stock under the Stock Issuance Program in effect under the Plan.

     Permanent Disability or Permanently Disabled: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program in effect under Article Three and the Stock Fee Program in effect under Article Four, Permanent Disability or Permanently Disabled shall mean the inability of the Optionee to perform his or her normal duties as a Director by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     Plan Administrator: the committee of two (2) or more non-employee Directors appointed by the Board to administer the Discretionary Option Grant, the Salary Reduction and the Stock Issuance Programs.

     Service: the provision of services on a periodic basis to the Corporation or any Subsidiary in the capacity of an Employee, a non-employee director of the Board or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

     Subsidiary: each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain. For purposes of the grant of Non-Statutory Options and stock appreciation rights under the Discretionary Option Grant Program, the grant of Non-Statutory Options under the Salary Reduction Grant Program and direct stock issuances under the Stock Issuance Program, the term Subsidiary shall also include any partnership, joint venture or other

March 20, 1997
                                        4
business entity in which the Corporation owns, directly or indirectly through one or more Subsidiaries, a fifty percent (50%) or greater capital or profit interest.

     Take-Over Price: the greater of: (i) the Fair Market Value per share of common stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over; or (ii) the highest reported price per share of common stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     Treasury Shares: shares of common stock reacquired by the Corporation and held as treasury shares.


III.     STRUCTURE OF THE PLAN

     A. Stock Programs. The Plan shall be divided into five separate components:

                  - The Discretionary Option Grant Program, under which eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock in accordance with the provisions of Article Two;

                  - The Automatic Option Grant Program, under which non-employee Directors shall automatically receive special option grants at periodic intervals to purchase shares of common stock in accordance with the provisions of Article Three;

                  - The Stock Fee Program, under which the non-employee Directors may elect to apply all or a portion of their annual retainer fee to the acquisition of shares of common stock in accordance with the provisions of Article Four;

                  - The Salary Reduction Grant Program, under which eligible individuals may, pursuant to the provisions of Article Five, elect to have a portion of their base salary reduced each year in return for options to purchase shares of common stock at an aggregate discount from the Fair Market Value of the option shares on the grant date equal to the salary reduction amount; and

                  - The Stock Issuance Program, under which eligible individuals may, pursuant to the provisions of Article Six, be issued shares of common stock directly: (i) through the immediate purchase of such shares at a price less than, equal to or greater than their Fair Market Value at the time of issuance; (ii) as a bonus tied to the performance of services or the attainment of financial or other objectives; or
         (iii) pursuant to the individual's election to receive such shares in lieu of base salary.

     B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Seven shall apply to the Discretionary Option Grant, Automatic Option Grant, Salary Reduction Grant, Stock Issuance and Stock Fee Programs and shall accordingly govern the

March 20, 1997
                                        5
interests of all individuals under the Plan.

IV.      ADMINISTRATION OF THE PLAN

         A. The Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs. Members of the Committee shall serve for such period as the Board may determine and shall be subject to removal by the Board at any time.

         B. The Plan Administrator shall have full power and discretion (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of each such program and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Reduction Grant or Stock Issuance Program or any outstanding option or stock issuance thereunder.

         C. Service on the Committee shall constitute service as a Director, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Directors for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option granted or shares issued under the Plan.

         D. Administration of the Automatic Option Grant and the Stock Fee Programs shall be self-executing in accordance with the express terms and conditions of Articles Three and Four, respectively, and the Plan Administrator shall not exercise any discretionary functions with respect to the option grants or stock issuances made pursuant to such programs.


V.       ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two, the Salary Reduction Grant Program under Article Five and the Stock Issuance Program under Article Six are as follows:

          - officers and other key employees of the Corporation (or its Subsidiaries) who render services which contribute to the management, growth and financial success of the Corporation (or its Subsidiaries);

          - non-employee Directors; and

          - those consultants or other independent contractors who provide valuable services to the Corporation (or its Subsidiaries).

     B. Non-employee Directors shall also be eligible to participate in the Automatic Option

March 20, 1997
                                        6

Grant Program under Article Three and the Stock Fee Program under Article Four.

         C. The Plan Administrator shall have full authority to determine: (i) with respect to grants made under the Discretionary Option Grant and Salary Reduction Grant Programs, which eligible individuals are to receive such grants, the number of shares to be covered by each such grant, the status of any granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding; and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each selected individual, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid for such shares.


VI.      STOCK SUBJECT TO THE PLAN

         A. Shares of common stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of common stock or from reacquired shares of common stock, including shares repurchased by the Corporation on the open market. The number of shares of common stock reserved for issuance over the term of the Plan shall initially be fixed at 14,300,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve shall be comprised of: (i) the number of shares which remain available for issuance under the Predecessor Plans as of the Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grants under the Predecessor Plans (estimated to be 12,900,000 shares in the aggregate); plus
(ii) an additional increase of 1,400,000 shares of common stock. To the extent one or more outstanding options under the Predecessor Plans which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

     B. The number of shares of common stock available for issuance under the Plan shall be subject to a series of automatic increases effected in accordance with the following provisions:

                           - The number of shares of common stock available for issuance under the Plan shall automatically increase on the first trading day of each of the 1995, 1996 and 1997 calendar year, by an amount equal to one percent (1%) of the shares of common stock outstanding on December 31 of the immediately preceding calendar year; provided, however that each such one percent (1%) annual increase shall be subject to reduction to the extent necessary so that the maximum number of shares of common stock available immediately thereafter for future option grants and direct stock issuances under the Plan shall not exceed 5,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. None of the additional shares resulting from such annual increases may be made the subject of Incentive Options granted under the Plan;

                           - The number of shares available for issuance under the Plan shall

March 20, 1997
                                        7
         automatically increase on the date of the 1997 Annual Stockholders Meeting by an amount equal to two percent (2%) of the total number of shares of common stock outstanding on the immediately preceding trading day; and

                           - The number of shares available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the remaining term of the Plan, beginning with the 1998 calendar year, by an amount equal to three percent (3%) of the shares of common stock outstanding on December 31 of the immediately preceding calendar year. Each such automatic increase to the share reserve under the Plan shall, however, be subject to reduction to the extent necessary to assure that the maximum number of shares of common stock available for future option grants and direct stock issuances under the Plan immediately after each such increase shall not exceed 6,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. None of the additional shares resulting from such annual increases may be made the subject of Incentive Options granted under the Plan.

         C. From and after the Effective Date, the total number of shares of common stock for which any one individual participating in the Plan may be granted stock options or concurrently or independently exercisable stock appreciation rights and may receive direct stock issuances shall be limited to 2,000,000 shares in the aggregate over the term of the Plan, subject to periodic adjustment for certain changes in the Company's capital structure in accordance with the provisions of this Section VI.

         D. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares issued under the Plan which are subject to the Corporation's repurchase rights, or restricted, that are subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Shares subject to any stock appreciation rights exercised under the Plan shall not be available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plans) be paid with shares of common stock or should shares of common stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a share issuance under the Plan, then the number of shares of common stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of common stock actually issued to the holder of such option or share issuance.

     E. Should any change be made to the common stock issuable under the Plan by reason

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                                        8
of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the limit on the number and/or class of securities which are allowed to remain available for future option grants and direct stock issuances in connection with each automatic three percent (3%) increase to the share reserve effected annually under the Plan; (iii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, concurrently or independently exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan; (iv) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly elected or continuing non-employee Director under the Automatic Option Grant Program; and (v) the number and/or class of securities and price per share in effect under each option and stock appreciation right outstanding under the Plan (including each option incorporated into this Plan from the Predecessor Plans). Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

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                                        9

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


I.       TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non- Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

         A.       Exercise Price.

                  1. The exercise price per share under this Article Two shall be fixed by the Plan Administrator in accordance with the following provisions:

                         (i) The exercise price per share of common stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such common stock on the grant date; and

                        (ii) The exercise price per share of common stock subject to a Non- Statutory Option shall be the amount determined by the Plan Administrator at the time of grant and may be less than, equal to or greater than the Fair Market Value of such common stock on the grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Seven and the instrument evidencing the grant, shall be payable in one of the alternative forms specified below:

                           (i) full payment in cash or check made payable to the Corporation's order;

                           (ii) full payment in shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                           (iii) full payment in a combination of shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or


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                                       10

                           (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable instructions: (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase; and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction (the "Immediate Sale Program").

         B. Term and Exercise of Options. Each option granted under this Article Two shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No Incentive Option shall, however, have a maximum term in excess of ten (10) years, and no Non- Statutory Option shall have a maximum term in excess of fifteen (15) years. An Incentive Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options may be granted under the Plan which are assignable or transferable in whole or in part by the Optionee during his or her lifetime, subject to such restrictions or limitations as the Plan Administrator may impose at the time of grant.

         C.       Termination of Service.

                  1. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph I.C.7 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                  2. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of: (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant); or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

                 3. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

                  4. During the applicable post-Service exercise period, the option may not be

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                                       11
exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall, immediately upon the Optionee's cessation of Service, terminate and cease to remain outstanding with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.

                  5. Should the Optionee's Service be terminated for Misconduct, all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

                  6. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post- Service exercise period applicable under this Section I.C, not only with respect to the number of vested shares of common stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable or in which the Optionee would otherwise have vested had such cessation of Service not occurred.

                  7. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraphs I.C.1 and I.C.2 above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

     D. Stockholder Rights. An Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     E. Repurchase Rights. The shares of common stock acquired under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

                  1. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of common stock under this Article Two. Should the Optionee cease Service while holding any unvested shares purchased under such options, then the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right;


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                                       12

                  2. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction; or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued; and

                  3.  The  Plan  Administrator   shall  have  the  discretionary
authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.


II.      INCENTIVE OPTIONS

         The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

         A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the common stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its Subsidiaries) may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of common stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the federal tax laws.

         B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its Subsidiaries, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the grant date and the option term shall not exceed five (5) years measured from the grant date.

                  Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Seven shall apply to all Incentive Options granted hereunder.


March 20, 1997

III.     CORPORATE TRANSACTIONS/CHANGES IN CONTROL/HOSTILE TAKE-OVER

         A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of common stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof; (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option; or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction, or alternatively to provide for the subsequent acceleration of any outstanding options under this Article Two which do not otherwise accelerate at the time of the Corporate Transaction, should the Optionee's Service terminate through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction. The Plan Administrator shall also have the authority to provide for the immediate termination of any of the Corporation's outstanding repurchase rights under this Article Two which do not otherwise terminate at the time of the Corporate Transaction, upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction.

         C. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

         D. Each outstanding option under this Article Two that is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per individual basis following the consummation of the Corporate Transaction shall be appropriately adjusted.


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                                       14

         E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control or Hostile Take-Over. The Plan
Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a specified period following the Change in Control or Hostile Take-Over.

         F. Any options accelerated in connection with the Change in Control or Hostile Take- Over shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option in accordance with Section V of this Article Two.

         G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         H. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction, Change in Control or Hostile Take-Over shall remain exercisable as an incentive stock option under the federal tax laws only to the extent the dollar limitation of Section II of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the federal tax laws.

IV.      CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the sole and exclusive authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of common stock but with an exercise price per share based upon the Fair Market Value of the common stock on the new grant date.

V.       STOCK APPRECIATION RIGHTS

         A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant to selected Optionees or other individuals eligible to receive option grants under the Discretionary Option Grant Program stock appreciation rights.

     B. Four types of stock appreciation rights shall be authorized for issuance under the Plan: (i) Tandem Stock Appreciation Rights ("Tandem Rights"), Concurrent Stock Appreciation Rights ("Concurrent Rights"), Independent Stock Appreciation Rights ("Independent Rights") and Limited Stock Appreciation Rights ("Limited Rights").

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                                       15

     C. The following terms and conditions shall govern the grant and exercise of Tandem Rights under this Article Two.

                1. One or more Optionees may be granted the Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying Article Two stock option for shares of common stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of:
(i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over; (ii) the aggregate exercise price payable for such vested shares;

                2. No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of common stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate; and

                3. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of:
(i) five (5) business days after the receipt of the rejection notice; or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

     D. The following terms and conditions shall govern the grant and exercise of Concurrent Rights under this Article Two:

                  1. One or more Optionees may be granted, upon such terms and conditions as the Plan Administrator may establish, the Concurrent Right to automatically receive an appreciation distribution from the Corporation at the same time the underlying stock option under this Article Two is exercised for the shares of common stock subject to such right. Accordingly, the Optionee shall, upon exercise of the option, receive both the purchased shares of common stock and the appreciation distribution payable on the covered shares;

                   2. The amount of the distribution payable upon exercise of the Concurrent Right shall not exceed an amount equal to the excess of: (i) the Fair Market Value (on the option exercise date) of the number of shares for which the option is exercised over; (ii) the aggregate exercise price payable for such shares under that option; and

                    3. The distribution to which the Optionee shall become entitled under this Section V may be made in shares of common stock valued at Fair Market Value on the option exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

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                                       16

     E. The following terms and conditions shall govern the grant and exercise of Independent Rights under this Article Two:

                 1. One or more individuals eligible to participate in the Discretionary Option Grant Program may be granted an Independent Right not tied to any underlying Article Two stock option. The Independent Right shall be exercisable upon such terms and conditions as the Plan Administrator may establish and shall entitle the holder to receive a distribution from the Corporation in an amount equal to the excess of: (i) the aggregate Fair Market Value (on the exercise date of such right) of the shares of common stock subject to the exercised right over; (ii) the aggregate base price in effect for those shares;

                  2. The number of shares subject to the Independent Right and the base price in effect for those shares shall be determined by the Plan
Administrator  in its  sole   discretion at the time the  Independent  Right is
granted. The base price may be less than, equal to or greater than the Fair Market Value (on the grant date of the right) of the shares subject to that right; and

                  3. The distribution to which the holder of the Independent Right shall become entitled under this Section V may be made in shares of common stock valued at Fair Market Value on the exercise date of such right, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

     F. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

                  1. One or more officers of the Corporation subject to the short-swing profit restrictions of the federal securities laws may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two;

                  2. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more options with such a Limited Right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of common stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of: (i) the Take-Over Price of the vested shares of common stock at the time subject to each surrendered option (or surrendered portion of such option) over; (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five
(5) days following the option surrender date; and

                    3. The Plan Administrator shall pre-approve, at the time the Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.F of Article Two. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

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                                       17

     G. The shares of common stock subject to any stock appreciation right exercised under this Section V shall not be available for subsequent issuance under the Plan.

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                                       18

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


I.       ELIGIBILITY

         A. Eligible Optionees. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to: (i) those individuals who are first elected as non-employee Directors at the 1994 Annual Meeting of Stockholders; (ii) those individuals who are first elected or appointed as non-employee Directors after the date of such Annual Meeting, whether through appointment by the Board or election by the
Corporation's stockholders; and (iii) those individuals who are re-elected to serve as non-employee Directors at one or more Annual Stockholder Meetings beginning with the 1994 Annual Meeting. Any non-employee Director eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Article Three.

II.      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

     A. Grant Dates. Options shall be granted under this Article Three as follows:

                  1.  Each  individual  who  is  first  elected  as an  Eligible
Director at the 1994 Annual Meeting of Stockholders shall automatically be granted on the date of such Annual Meeting a Non- Statutory Option to purchase 5,000 shares of common stock upon the terms and conditions of this Article Three;

                  2. Each individual who first becomes an Eligible Director after the date of the 1994 Annual Meeting of Stockholders, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 5,000 shares of common stock upon the terms and conditions of this Article Three; and

                  3. On the date of each Annual Meeting of Stockholders, beginning with the 1994 Annual Meeting, each individual who is at that time re-elected as a non-employee Director shall automatically be granted a Non-Statutory Option to purchase an additional 5,000 shares of common stock upon the terms and conditions of this Article Three, provided such individual has served as a Director for at least twelve (12) months.

     B. No Limitation. There shall be no limit on the number of such 5,000-share annual option grants any one Eligible Director may receive over his or her period of Board service. The number of shares for which the automatic option grants are to be made to newly elected or continuing Eligible Directors shall be subject to periodic adjustment pursuant to the applicable provisions of Section VI.E. of Article One.

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                                       19

     C. Exercise Price. The exercise price per share of common stock of each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of common stock on the automatic grant date.

         D. Payment. The exercise price shall be payable in any of the alternative forms authorized under Section I.A.2 of Article Two. To the extent the option is exercised for any unvested shares, the Optionee must execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of the purchased shares at any time while those shares remain subject to the Corporation's repurchase right.

         E. Option Term. Each automatic grant made under this Article Three prior to the 1995 Annual Stockholders Meeting shall have a maximum term of ten
(10) years measured from the automatic grant date. Each automatic grant made at the 1995 Annual Stockholders Meeting or at any time after the date of that Annual Meeting shall have a maximum term of fifteen (15) years measured from the automatic grant date.

         F. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to the initial automatic grant made to each non-employee Director upon his or her initial appointment or election to the Board shall vest, and the Corporation's repurchase right shall lapse, in two (2) equal and successive annual installments over the Optionee's period of continued service as a Director, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date. The shares subject to each additional automatic grant made to the non-employee Director upon his or her re-election to the Board at one or more Annual Stockholder Meetings shall vest, and the Corporation's repurchase right shall lapse, in two (2) successive equal installments over the Optionee's period of continued service as a Director, with the first such installment to vest upon Optionee's continuation in Board service through the day immediately preceding the date of the first Annual Stockholders Meeting following the grant date of the option and with the second such installment to vest upon Optionee's continuation in Board service through the day immediately preceding the date of the second Annual Stockholders Meeting following the grant date of the option.

                  Vesting of the option shares shall be subject to acceleration as provided in Section II.H.3, Section II.H.4 and Section III of this Article Three. In no event shall any additional option shares vest after the Optionee's cessation of Board service, except as otherwise provided pursuant to Section II.H.3 or Section II.H.4 of this Article Three.

     G. Transferability. During the lifetime of the Optionee, the automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable except for:

March 20, 1997
                                       20

                         (i) a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death; or

                        (ii) a transfer of the option (granted on or after the 1997 Annual Meeting of Stockholders) effected during Optionee's lifetime for estate planning purposes to a member of his or her immediate family or to a trust established for one or more such family members.

         H.       Termination of Board Service.

                  1. Except as otherwise provided in subparagraph 2, 3 or 4 below, should the Optionee cease to serve as a Director for any reason while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. However, each such option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise at that time vested under such option.

                  2. Should an Optionee with less than four (4) years of service on the Board die within the six (6)-month period following the date of his or her cessation of Board service, then any automatic option grant held by the Optionee at the time of his or her death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)- month period measured from the date of the Optionee's death.

                  3. If the Optionee ceases to serve as a Director for any reason (other than removal for cause) after completion of four (4) or more years of Board service, then the shares of common stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to those shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have until the expiration date of the option term in which to exercise such option for any or all of those vested shares of common stock.

                  4. Should the Optionee die or become Permanently Disabled while serving as a Director, then the shares of common stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to those shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have until the expiration date of the option term in which to exercise such option for any or all of those vested shares of common stock.

March 20, 1997
                                       21

                  5. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the option term. Upon the expiration of the applicable post- service exercise period under subparagraphs 1 through 4 above or (if earlier) upon the expiration of the option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee is vested at the time of his or her cessation of Board service but for which such option is not otherwise exercised.

     I. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to that option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     J. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A to the Plan.

III.     CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. In the event of any Corporate Transaction, the shares of common stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of common stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to remain outstanding, except to the extent one or more such grants are assumed by the successor entity or its parent corporation.

         B. In connection with any Change in Control or Hostile Take-Over of the Corporation, the shares of common stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Change in Control or Hostile Take-Over, become fully exercisable for all of the shares of common stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of common stock. Each option shall remain so exercisable for all the option shares following the Change in Control or Hostile Take-Over until the expiration or sooner termination of the option term.

         C. Upon the occurrence of a Hostile Take-Over, the Optionee shall also have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of: (i) the Take-Over Price of the shares of common stock at the time subject to the surrendered option over; (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the

March 20, 1997
                                       22

Corporation. Stockholder approval of the November 1, 1996 amendments to the Plan shall constitute pre-approval of the subsequent grant of each such option surrender right under this Automatic Option Grant Program and the subsequent exercise of that right in accordance with the terms and provisions of this
Section II.C. No additional approval of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution. The shares of common stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

         D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


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                                       23

                                  ARTICLE FOUR

                                STOCK FEE PROGRAM


I.       ELIGIBILITY

         Each individual serving as a non-employee Director shall be eligible to elect to apply all or any portion of the annual retainer fee otherwise payable to such individual in cash to the acquisition of unvested shares of common stock upon the terms and conditions of this Article Four.

II.      ELECTION PROCEDURE

         A. Filing. The non-employee Director must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 1995 calendar year. The election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The non-employee Director may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Plan Administrator prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

     B. Election Form. The election must be filed with the Plan Administrator on the appropriate form provided for this purpose. On the election form, the non-employee Director must indicate the percentage or dollar amount of his or her annual retainer fee to be applied to the acquisition of unvested restricted shares under this Article Six Program.

III.     SHARE ISSUANCE

         A. Issue Date. On the first trading day in January of the calendar year for which the election is effective, the portion of the retainer fee subject to such election shall automatically be applied to the acquisition of shares of common stock by dividing the elected dollar amount by the Fair Market Value per share of common stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation as partly-paid shares until the non-employee Director vests in those shares. The non-employee Director shall have full shareholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

     B. Vesting. Upon completion of each calendar month of Board service during the year for which the election is in effect, the non-employee Director shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event: (i) the non-employee Director should die or

March 20, 1997
                                       24
become Permanently Disabled during his or her period of Board service; or (ii) there should occur a Corporate Transaction, Change in Control or Hostile Take-Over occur while such individual remains in Board service. Should such individual cease Board service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall be cancelled by the Corporation, and the non-employee Director shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further shareholder rights with respect to such shares.

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                                       25

                                  ARTICLE FIVE

                         SALARY REDUCTION GRANT PROGRAM

I.       ELIGIBILITY

         The Plan Administrator shall have plenary authority to select, prior to the start of each calendar year, the particular key employees who shall be eligible for participation in the Salary Reduction Grant Program for that calendar year. In order to participate for a particular calendar year, each selected individual must, prior to the start of that calendar year, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%), but in no event less than five percent (5%).

         The Plan Administrator shall review the filed authorizations and determine whether to approve, in whole or in part, one or more of those authorizations. To the extent the Plan Administrator approves one or more authorizations, the individuals who filed those authorizations shall be granted options under this Salary Reduction Grant Program. To the extent one or more authorizations are not approved by the Primary Committee, those authorizations shall have no force or effect and no options shall be granted under this Article Five to the individuals who filed those authorizations.

         To the extent options are granted under the Salary Reduction Grant Program, such options shall be Non-Statutory Options evidenced by instruments in such form as the Primary Committee shall from time to time approve; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below.

II.      TERMS AND CONDITIONS OF OPTION

         A.       Exercise Price.

                  1. The exercise price per share shall be thirty-three and one-third percent (33- 1/3%) of the Fair Market Value per share of common stock on the grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall be payable in any of the alternative forms authorized under Section I.A.2 of Article Two.

     B. Number of Option Shares. The number of shares of common stock for which each grant under this Article Five is to be made to a selected Optionee shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = A / (B x 66-2/3%), where

                           X is the number of option shares;

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                                       26

            A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year; and

            B is the Fair Market Value per share of common stock on the date of the grant.

         C.       Term and Exercise of Options.

                  1. Each option shall have a maximum term of ten (10) years measured from the grant date. Provided the Optionee continues in Service, the option shall become exercisable for: (i) fifty percent (50%) of the option shares on the last day of June in the calendar year for which the option is granted; and for (ii) the balance of the option shares in a series of six (6) successive equal monthly installments on the last day of each of the next six
(6) calendar months.

                  2. One or more options granted under this Salary Reduction Grant Program may be structured so as to be assignable or transferable in whole or in part by the Optionee during his or her lifetime, subject to such restrictions or limitations as the Plan Administrator may impose at the time of grant. Otherwise, the options shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

         D.       Effect of Termination of Service.

                  1. Should an Optionee cease Service for any reason after his or her outstanding option under this Article Five has become exercisable in whole or in part, then that option shall remain exercisable, for any or all of the shares for which the option is exercisable on the date of such cessation of Service, until the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five. Following the Optionee's death, such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's death, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five.

                  2. Should the Optionee die before his or her outstanding option under this Article Five becomes exercisable for any of the option shares, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall nevertheless have the right to exercise such option for up to that number of option shares equal to:
(i) one-twelfth (1/12) of the total number of option shares multiplied by; (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option was granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the earliest to occur of: (i) the specified expiration date of the option term; (ii) the termination of the option under Section III.A. of this Article Five; or (iii) the third

March 20, 1997
                                       27
anniversary of the date of the Optionee's death. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

                  3. Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service before his or her outstanding option under this Article Five becomes exercisable for any of the option shares, then the Optionee shall nevertheless have the right to exercise such option for up to that number of option shares equal to: (i) one-twelfth (1/12) of the total number of option shares multiplied by; (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option was granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

                  4. Except to the limited extent specifically provided in subparagraphs 2 and 3 above, should the Optionee cease for any reason to remain in Service before his or her outstanding option under this Article Five first become exercisable for one or more option shares, then that option shall immediately terminate upon such cessation of Service and shall cease to remain outstanding.

     E. Stockholder Rights. The Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for those shares.

III.     CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. Should any Corporate Transaction occur while the Optionee remains in Service, then each outstanding option held by such Optionee under this Article Five shall become exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of common stock. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor entity or its parent corporation.

         B. Upon the occurrence of: (i) a Hostile Take-Over while the Optionee remains in Service; or (ii) the Involuntary Termination of the Optionee's Service following a Change in Control, each outstanding option held by such Optionee under this Article Five shall immediately become exercisable for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of common stock. The option shall remain so exercisable until the expiration of the ten (10)-year option term.


March 20, 1997
                                       28

         C. Option grants under this Article Five shall not affect the Corporation's right to adjust, reclassify, reorganize or change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any or all of its assets.

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                                       29

                                   ARTICLE SIX

                             STOCK ISSUANCE PROGRAM


I.       TERMS AND CONDITIONS OF STOCK ISSUANCES

         Shares of common stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Six.

        A.        Consideration

                  1. Newly Issued Shares shall be issued under the Stock Issuance Program for one or more of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

                         (i)        full payment in cash or check made payable
to the Corporation's order;

                        (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

                       (iii) past services rendered to the Corporation or any Subsidiary.

                  2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than, equal to or greater than the Fair Market Value of such shares at the time of issuance, but in no event less than the par value per issued share of common stock.

                  3. Treasury Shares may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1 above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service.

                  4. Treasury Shares may also, in the Plan Administrator's absolute discretion, be issued pursuant to an irrevocable election by the Participant to receive a portion of his or her base salary in shares of common stock in lieu of such base salary. Any such issuance shall be effected in accordance with the following guidelines:

                  - On the first trading day in January of the calendar year for which the election

March 20, 1997
                                       30
         is effective, the portion of base salary subject to such election shall automatically be applied to the acquisition of common stock by dividing the elected dollar amount by the Fair Market Value per share of the common stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation until the Participant vests in those shares. The Participant shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested; and

                  - Upon completion of each calendar month of Service during the year for which the election is in effect, the Participant shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. All the issued shares shall immediately vest upon: (i) the occurrence of a Corporate Transaction or Hostile Take-Over while such individual remains in Service; or (ii) the Involuntary Termination of the Participant's Service following a Change in Control. Should the Participant otherwise cease Service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall immediately be surrendered to the Corporation for cancellation, and the Participant shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further stockholder rights with respect to such shares.

                  5. In lieu of the immediate issuance of shares of common stock under the Stock Issuance Program, the Plan Administrator may condition the actual issuance of those shares upon the attainment by the Corporation, any designated Subsidiary or division of the Corporation or the individual
Participant of one or more performance objectives established by the Plan Administrator at the time the Participant is provided with the notice of such contingent Award.

         B.       Vesting Provisions

                  1. The shares of common stock issued under the Stock Issuance Program (other than shares issued in lieu of salary) may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in installments over the Participant's period of Service. The Plan Administrator shall have the authority to condition either the actual issuance of the shares of common stock subject to an Award made under the Stock Issuance Program or the subsequent vesting of any unvested shares of common stock issued under the Stock Issuance Program upon the attainment by the Corporation, any designated Subsidiary or division of the Corporation or the individual Participant of one or more following performance objectives:

-        earnings per share                     -        return on assets
-        revenue                                -        market share
-        stock price                            -        customer satisfaction
-        operating income                       -        time to market
-        consolidated pre-tax profit            -        employee development
-        operating profit margin                -        quality

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                                       31

-        return on equity                         -        cash
-        inventory                                -        employee satisfaction
-        gross margin                             -        market perception

                  The Plan Administrator shall have complete discretion to condition either the actual issuance of the shares of common stock subject to the Award or the subsequent vesting of the issued shares upon the attainment of:
(i) one particular performance objective; (ii) one of a series of alternative performance objectives; or (iii) any combination of two or more performance objectives, as the Plan Administrator deems appropriate in each instance. The specific target for each selected performance objective shall be established by the Plan Administrator either: (i) at the time the Award is made, if the shares subject to that Award are not to be issued unless the target or targets are achieved; or (ii) at the time the shares of common stock are issued, if the subsequent vesting of those shares is subject to the attainment of the specified target or targets.

                  2. The remaining elements of the vesting schedule applicable to any unvested shares of common stock issued under the Stock Issuance Program, namely:

                         (i) any Service period to be completed by the
Participant;

                        (ii) the number of installments in which the shares are to vest;

                       (iii) the interval or intervals (if any) which are to lapse between installments; and

                        (iv) the effect which death, Permanent Disability or oher event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into either: (i) the Award, if the shares subject to that Award are not to be issued until the applicable vesting requirements are satisfied; or (ii) the Issuance Agreement executed by the Corporation and the Participant, if the shares are to be issued initially as unvested shares.

                  3. The Participant shall have full stockholder rights with respect to any shares of common stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration shall be issued, subject to: (i) the same vesting requirements applicable to the Participant's unvested shares; and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  4. Should the Participant cease to remain in Service while holding one or more

March 20, 1997
                                       32
unvested shares of common stock under the Stock Issuance Program, then those shares shall be immediately cancelled by the Corporation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the cancelled shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase- money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase- money note of the Participant attributable to such cancelled shares. The cancelled shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

                  5. The Plan Administrator may in its discretion elect to waive the cancellation of one or more unvested shares of common stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of any Service requirement incorporated into the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service. However, the Plan Administrator shall not waive any performance objectives specified in Section I.B.1 above which serve as a condition to either the issuance of shares of common stock under the Stock Issuance Program or the subsequent vesting of any unvested shares actually issued under such Program.

II.      CORPORATE TRANSACTIONS/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. Upon the occurrence of any Corporate Transaction, all unvested shares of common stock at the time outstanding under this Stock Issuance Program (other than shares issued in lieu of base salary) shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent:
(i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction; or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

         B. The Plan Administrator shall have the discretionary authority, exercisable at any time while unvested shares remain outstanding under this Stock Issuance Program, to provide for the immediate and automatic vesting of those unvested shares in whole or in part, and the termination of the
Corporation's repurchase rights with respect to those shares, upon the occurrence of a Change in Control or Hostile Take-Over. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service through an Involuntary Termination effected within a specified period following the Change in Control or Hostile Take-Over.

III.     TRANSFER RESTRICTIONS/SHARE ESCROW

     A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent

March 20, 1997
                                       33
an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO: (i) CERTAIN TRANSFER RESTRICTIONS; AND (ii) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED
                                                 , A COPY OF WHICH IS ON FILE AT
         AT THE PRINCIPAL OFFICE OF THE CORPORATION."

         B. The Participant shall have no right to transfer any unvested shares of common stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedures in effect under Section I.B.3 of this Article Six, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to the Participant's spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the transferred shares.

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                                       34

                                  ARTICLE SEVEN

                                  MISCELLANEOUS


I.       LOANS OR INSTALLMENT PAYMENTS

         A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the Salary Reduction Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any federal, state and local income and employment tax obligations arising therefrom, by: (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant; or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the acquired shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

         B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II.      AMENDMENT OF THE PLAN AND AWARDS

         A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

         B. Options to purchase shares of common stock may be granted under the Discretionary Option Grant Program and the Salary Reduction Grant Program and shares of common stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program, the Salary Reduction Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained

March 20, 1997
                                       35
within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then: (i) any unexercised excess options shall terminate and cease to be exercisable; and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable short term federal rate) for the period the shares were held in escrow.

III.     TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of common stock upon the exercise of stock options or stock appreciation rights or the direct issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of Non-Statutory Options (other than the automatic option grants made pursuant to Article Three) or unvested shares under the Stock Issuance Program with the right to use shares of common stock in satisfaction of all or part of the federal, state and local income and employment tax liabilities (the "Taxes") incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                  - Stock Withholding: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of common stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

                  - Stock Delivery: The holder of the Non-Statutory Option or the unvested shares may be provided with the election to deliver to the Corporation, at the time the Non- Statutory Option is exercised or the shares vest, one or more shares of common stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

IV.      EFFECTIVE DATE AND TERM OF PLAN

         A. This Plan became effective upon approval by the Corporation's stockholders at the 1994 Annual Meeting held on May 5, 1994. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants or stock issuances shall be made under the Predecessor Plans from and after the date of 1994 Annual Meeting.

     B. On January 25, 1995, the Board approved an amendment to the Plan to:

March 20, 1997
                                       36

                         (i) extend the term for which options granted under the Automatic Option Grant Program may be exercised from ten (10) years to fifteen (15) years from the date of grant;

                        (ii) provide for the immediate vesting of all shares purchased or purchasable by a non-employee Director under the Automatic Option Grant Program in the event such individual's service on the Board terminates for any reason (other than removal for cause) after his or her completion of at least four (4) years of Board service, and allow any outstanding options held by such non-employee Director under the Automatic Option Grant Program to remain exercisable for fully-vested shares until the expiration of the option term; and

                       (iii) identify a series of performance goals upon which the Plan Administrator may condition either the issuance of shares of common stock under the Stock Issuance Program or the subsequent vesting of any unvested shares actually issued under such Program. The amendment was approved by the stockholders at the 1995 Annual Meeting. The item (ii) change is to be in effect for all outstanding options under the Automatic Option Grant Program, whether made before or after the date of the amendment. The item (i) change is to apply only to options granted on or after the date of the 1995 Annual Meeting.

     C. On November 1, 1996, the Board approved an amendment to the Plan, subject to stockholder approval at the 1997 Annual Meeting, to effect the following changes:

                          - The number of shares available for issuance under the Plan is to increase automatically on the date of the 1997 Annual Stockholders Meeting by an amount equal to 2% of the total number of shares of common stock outstanding on the immediately preceding trading day;

                          - The number of shares of common stock available for issuance under the Plan is to automatically increase on the first trading day of each calendar year, beginning with the 1998 calendar year, by an amount equal to 3% of the total number of shares of common stock outstanding on December 31 of the immediately preceding calendar year;

                          - Each such automatic increase to the share reserve will, however, be subject to reduction to the extent necessary to assure that the maximum number of shares of common stock available immediately thereafter for future option grants and direct stock issuances under the Plan (net of all options then outstanding) will not exceed 6,000,000 shares;

                          - allow one or more Non-Statutory Options, whether currently outstanding or subsequently granted, to be assignable or transferable by the Optionee during his or her lifetime, subject to such restrictions and limitations as the Plan Administrator may impose;


March 20, 1997
                                       37

                          - allow the option grants made on or after the 1997 Annual Meeting of Stockholders to non-employee Directors under the Automatic Option Grant Program to be transferable during Optionee's lifetime for estate planning purposes to a member of his or her immediate family or to a trust established for one or more such family members;

                          - allow non-employee Directors to receive discretionary grants and stock issuances under the Discretionary Option Grant and Stock Issuance Programs;

                          - eliminate the restriction that the individuals who serve as the Plan Administrator may not receive any option grants or direct stock issuances from the Corporation during their period of service as such or during the twelve (12)-month period preceding their appointment as Plan Administrator;

                          - liberalize the requirements for the withholding of shares of common stock in satisfaction of tax withholding obligations incurred in connection with the exercise of Non-Statutory Options or the vesting of unvested stock issuances so that the only condition to the exercise of those withholding rights is the approval of the Plan Administrator, either at the time those rights are exercised or at any earlier time;

                          - require stockholder approval of future amendments to the Plan only to the extent necessary to satisfy applicable laws or regulations;

                          - eliminate both the six (6)-month holding period requirement and the ten (10) business day "window" period requirement for the exercise of any stock appreciation rights granted under the Plan; and

                          - allow unvested shares reacquired by the Corporation upon the Optionee's or Participant's cessation of Service prior to vesting in those shares to be added back to the share reserve available for future issuance under the Plan.

         D. Each option issued and outstanding under the Predecessor Plans and each unvested share issued thereunder immediately prior to the Effective Date of this Plan shall be incorporated into this Plan and treated as an outstanding option or share issuance under this Plan, but each such option and share issuance shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or share issuances with respect to their acquisition of shares of common stock thereunder.

         E. One or more provisions or features of this Plan may, in the Plan Administrator's discretion, be extended to any or all stock options or share issuances outstanding under the Predecessor Plans on the Effective Date and incorporated into this Plan.

     F. The Plan shall  terminate upon the earlier of: (i) December 31, 2008; or
(ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant

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                                       38
to the exercise of options or stock appreciation rights or the issuance of shares (whether vested or unvested) under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

V.       USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

VI.      REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of common stock upon the exercise of the stock options and stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the common stock issued pursuant to it.

         B. No shares of common stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of common stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the common stock is then listed for trading.

VII.     NO EMPLOYMENT/SERVICE RIGHTS

         Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or Subsidiary) for any period of specific duration, and the Corporation (or any Subsidiary retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.


March 20, 1997
                                       39

                                   ADDENDUM I

                  AMDAHL CORPORATION 1994 STOCK INCENTIVE PLAN

                       UNITED KINGDOM STOCK OPTION SCHEME



March 20, 1997
                                       40

                                   ADDENDUM I

                  AMDAHL CORPORATION 1994 STOCK INCENTIVE PLAN

                       UNITED KINGDOM STOCK OPTION SCHEME

Preamble

This scheme (the "Scheme") is for the benefit of those employees of Amdahl Corporation and its subsidiary corporations who are subject to taxation in the United Kingdom. The terms and conditions of the Scheme are established in order to render the Scheme capable of approval as an approved share option scheme under Schedule 9 of the United Kingdom Income and Corporation Taxes Act 1988 ("Taxes Act") ("Schedule 9"). Accordingly, the terms and conditions of the Scheme shall be interpreted in a manner consistent with Schedule 9. All options subject to the provisions of the Scheme shall be specifically designated as "Approved UK Stock Options."

The Scheme is an addendum to the 1994 Stock Incentive Plan (the "Plan") and should be read in conjunction with the Plan. Accordingly, any options specifically designated as Approved UK Stock Options will be subject to the terms and conditions of the Plan except to the extent that such terms and conditions differ from (or are otherwise in conflict with) the express provisions of the Scheme in which event, the rules of the Scheme shall prevail. Any term not otherwise defined in the Scheme shall have the meaning set forth in
Section II, Article One of the Plan.

For the avoidance of doubt only Articles One, Two Section IC and Seven shall apply to the Scheme except to the extent that its terms and conditions differ or are otherwise in conflict with the Scheme.

(a)      Eligibility

The individuals eligible to receive Approved UK Stock Options shall be limited to:

     i) any Director except for a non-employee Director of the Corporation or one or more of its Subsidiaries who normally devotes not less than an aggregate of 25 hours per week (excluding meal breaks) to the duties of such directorships; and

     ii) any non-director employee of the Corporation or its Subsidiaries who is required under his terms of employment to provide not less than an aggregate of 20 hours per week of service (excluding meal breaks) to the Corporation or its subsidiaries.

An individual may not be granted, nor may an individual exercise, an Approved UK Stock Option if such individual has at the time (or had at any time during the preceding twelve (12) months) a material interest (as defined in Section 187(3) Taxes Act 1988) in a close company (as defined under Chapter I of Part XI of the Taxes Act disregarding section 414(1)(a) and 415) whose shares may be acquired on the exercise of rights obtained under the Scheme or which has control

March 20, 1997
                                       41
of such a company or is a member of a consortium (as defined in Section 187(7) of the Taxes Act 1988) which owns such a company.

(b)      Grant of Options

Approved UK Stock Options granted under the Scheme by the Plan Administrator shall be granted by deed and the exercise price per share of stock subject to an Approved UK Stock Option ("the Option Shares") shall in no event be less than one hundred per cent. (100%) of the Fair Market Value of such Option Shares on the grant date or such earlier date as is agreed with the Inland Revenue.

Each Approved UK Stock Option shall be exercisable at such time or times, during such period and for such number of Option Shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No Approved UK Stock Option shall, however, have a maximum term in excess of ten
(10) years. No Approved UK Stock Option may be transferred, assigned, or charged and any purported transfer, assignment or charge shall be void ab initio.

(c)      Stock issued pursuant to exercise of approved UK stock options

The Option Shares issued pursuant to the exercise of Approved UK Stock Options shall not be subject to any restrictions (as such term is defined in Schedule 9) other than restrictions which apply to all outstanding Option Shares. The issuance of such Option Shares must be effected within thirty (30) days after the date of exercise of the Approved UK Stock Options.

(d)      Loans or guarantee of loans

Notwithstanding the provisions of Section I, Article Seven of the Plan:

     i) no financing shall be provided directly or indirectly by the Corporation or any of its Subsidiaries to the holder of Approved UK Stock Options for the purposes of assisting such individuals in the exercise of their Approved UK Stock Options; and

     ii) no holder of an Approved UK Stock Option shall be permitted to pay in instalments the purchase price of Option Shares acquired pursuant to the exercise of such option.

(e)      Termination of Service

Should an Optionee cease service for any reason (excluding death and Misconduct) while holding one or more outstanding Approved UK Stock Options then those Approved UK Stock Options shall terminate upon the earlier of:

     (i)  the expiration of ten (10) years after the grant date of this option;

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                                       42

     (ii) the expiration of thirty-six (36) months after the cessation of service; or

     (iii)the expiration of such period following cessation of service as determined by the Plan Administrator at the date of grant.

If Optionee's employment is terminated by reason of Misconduct within the specified term of the Approved UK Stock Option, then the option shall lapse immediately.

(f)      Limitation of rights

Except as may subsequently be permitted by amendment to Schedule 9, the grant of an Approved UK Stock Option under the Plan shall be limited and take effect so that the grant of such option would not, at the time of grant, cause the Fair Market Value (as of the date of grant) of the Option Shares purchasable under all Approved UK Stock Options granted to such Optionee by:

     i)   the Corporation;

     ii)  any company which controls (or at any time within the preceding twelve
          (12) months controlled) the Corporation;

     iii) any company which is controlled by (or within the twelve (12) months was controlled by) the Corporation; or

     iv) any company which is (or within the preceding twelve (12) months was) under the control of the same person or persons as control the Corporation;

to exceed in the aggregate for Approved UK Stock Options granted on or after 17 July 1995 Li.30,000 taking into account the Fair Market Value (as at the date of grant) of the Option Shares purchasable under all Approved UK Stock Options granted to the Optionee before 17 July 1995.

For the purposes of the Scheme "Control" shall mean:

     (i) a person shall be taken to have control of a company if he exercises, or is able to exercise, or is entitled to acquire, direct or indirect control over the company's affairs, and in particular, but without prejudice to the generality of the preceding words, if he possesses or is entitled to acquire-

               (a) the greater part of the share capital or issued share capital of the company or of the voting power in the company;

               (b) such part of the issued share capital of the company as would, if the whole of the income of the company were in fact distributed among the participators (without regard to any rights which he or any other person has as a loan creditor), entitle him to receive the greater part of the amount so distributed; or

March 20, 1997
                                       43

               (c) such rights as would, in the event of the winding-up of the company or in any other circumstances, entitle him to receive the greater part of the assets of the company which would then be available for distribution among the participators.

For the purposes of calculating the limits in this rule (f) the exchange rate for the conversion of US dollars to pounds sterling shall be the Financial Times pound spot rate forward as of the date of grant of the Approved UK Stock Option to which the Option Shares are subject or on the last previous date for which such rate exists.

(g)      Changes in Capitalisation

No change or adjustment shall be effected pursuant to Section VI, Article One of the Plan to:

     i) the number of Option Shares or other securities covered by an outstanding Approved UK Stock Option; or

     ii) the exercise price payable per Option Share under an outstanding Approved UK Stock Option;

unless any adjustment has been confirmed in writing by the Corporation's auditors to be fair and reasonable, the aggregate exercise price payable by each Optionee is not increased and any adjustment, whilst the Scheme is intended to remain approved, has been approved by the Board of Inland Revenue.

(h)      Amendment of the Scheme

Whilst it is intended to remain approved by the Inland Revenue, the Scheme may not be amended without prior Inland Revenue approval. Accordingly, unless Board of Inland Revenue approval shall have been obtained for any amendment to the Plan, the terms and conditions of the Scheme shall be determined by reference to the provisions of the Plan as in existence prior to such amendment.

(i)      Surrender of Approved UK Stock Options

Notwithstanding Sections III and V, Article Two and Section III, Article Three of the Plan, no Approved UK Stock Option may be surrendered for cash or stock payment from the Corporation. However, Approved UK Stock Options may be surrendered, cancelled or renounced by their holders at any time prior to exercise.

(j)      Exercise upon death

Notwithstanding Section IC of Article Two and Section II H of Article Three of the Plan, upon the Optionee's death an Approved UK Stock Option may;


March 20, 1997
                                       44

     i)   in no event remain outstanding for more than one (1) year; and

     ii)  be exercised only by the deceased Optionee's personal representatives.

(k)      Share limitations

Notwithstanding Section II B, Article Seven of the Plan, no Approved UK Stock Option may be granted pursuant to the provisions of the Scheme to purchase Option Shares in excess of the number of shares then available for issuance under the Scheme.

(l)      Stock subject to the scheme

No Approved UK Stock Option may be granted pursuant to the provisions of the Scheme to purchase stock which does not satisfy the requirements of paragraphs 10 to 14 of Schedule 9.

(m)      Manner of exercise

An Optionee may exercise an Approved UK Stock Option by sending his option certificate together with the exercise price in cash or by cheque to the Corporation. Notwithstanding any rights determined by reference to a record date preceding the date of issue, stock issued on the exercise of an Approved UK Stock Option shall rank pari passu with the other shares as the same class in issue at the date of issue. If any shares are listed or quoted on any recognised stock exchange, no approved UK Stock Option may be granted or exercised in contravention of the terms of such rules of such body as may be in force from time to time.

(n)      Service Rights

Rights and obligations of any Optionee under the terms of his office or employment with the Corporation and its subsidiaries shall not be affected by participation in the Scheme or any right to participate therein. Any Optionee who participates therein shall waive any and all rights to compensation or damages and consequence of the termination of his office or employment for any reason whatsoever in so far as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Approved UK Stock Option under the Scheme as the result of such termination.

(o)      Takeovers

If any person obtains Control of the Corporation as a result of making;

         (i) a general offer to acquire the whole of the issued share capital of the Corporation (other than that which is already owned by him) which is unconditional or which is made on a condition such that if it is satisfied the person making the offer will have Control of the Corporation; or


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                                       45

         (ii) a general offer to acquire all of the shares (other than shares which are already owned by him) in the Corporation which are of the same class as the shares

Then the Plan Administrator shall notify all Optionees of the offer and shall use its best efforts to have the options assumed by the acquiring entity, and any Approved UK Stock Option so assumed may be exercised upon receipt of this notice up to the expiry of a period ending 6 months from the time when the person making the offer has obtained Control of the Corporation and any conditions subject to which the offer has been made has been satisfied.

If as a result of the events specified above, a company has obtained Control of the Corporation, the Optionee may, if that other company ("the Acquiring Company") so agrees release any Approved UK Stock Options he holds in consideration of the grant of a new option over shares in the Acquiring Company or some other company falling within paragraph 10(b) or 10(c) of Schedule 9, providing such new option meets the requirements of paragraph 15 (3)(a) to (d) of Schedule 9 and that such release and grant occur within the "appropriate period" as defined by paragraph 15 (2) Schedule 9.

A new option issued in consideration of the release of an Approved UK Stock Option shall be evidenced by an option certificate which shall import the relevant provisions of the Plan subject to the consequent amendments (including, without prejudice to the generality of the foregoing, the amendment of the terms "Corporation", "share" and "Approved UK Stock Option") necessary to accommodate the new options and to comply with paragraph 15(3) Schedule 9. A new option shall, for all other purposes of the Scheme, be treated as having been acquired at the same time as the corresponding released options.

For the purpose of this paragraph a person shall be deemed to have obtained Control of the Corporation if he, and other acting in concert with him have obtained Control of it.

(p)      Corporate Transactions, Hostile Takeovers and Changes in Control

In the event of a Corporate Transaction or an Involuntary Termination as a result of the Corporate Transaction any option shall be exercisable for the period specified by the Plan Administrator, and on expiry of such period the option shall lapse.



March 20, 1997
                                       46

                                    EXHIBIT A


                        AUTOMATIC STOCK OPTION AGREEMENT


March 20, 1997
                                       47

                                    NOTICE OF
                          AUTOMATIC STOCK OPTION GRANT


                  Notice is hereby given of the following stock option (the "Option") to purchase shares of the common stock of Amdahl Corporation (the "Corporation") which has been granted pursuant to the Automatic Option Grant Program in effect under the Corporation's 1994 Stock Incentive Plan ( the "Plan"):

Optionee:

Grant Date:

Type of Option:                Non-Statutory Stock Option

Exercise Price:                $______ (100% of Fair Market Value on Grant Date)
--------------

Shares Granted:                5,000

Expiration Date:

Exercise Schedule: The Option is immediately exercisable for all the Option Shares.

Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation, at the Exercise Price paid per share, upon Optionee's cessation of service as a member of the Corporation's Board of Directors (the "Board") prior to vesting in the Option Shares. Optionee shall acquire a vested interest in the Option Shares, and the Corporation's repurchase right with respect to the Option Shares shall lapse, in two (2) equal and successive annual installments over Optionee's continued period of Board service, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the Grant Date.

                  Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan governing automatic option grants to Board members. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

                  Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporate Offices at 1250 East Arques Avenue, P.O. Box 3470, Sunnyvale, California 94088-3470.


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                                       48

                  REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION AND ITS ASSIGNS, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S CESSATION OF SERVICE AS A MEMBER OF THE CORPORATION'S BOARD OF DIRECTORS. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SET FORTH IN A STOCK ISSUANCE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

                  No provision of this Notice of Automatic Stock Option Grant or the attached Automatic Stock Option Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DATED:                     , 199__


                                                              AMDAHL CORPORATION

                                                              By:





                                                                OPTIONEE





Attachments:
Exhibit A:  Automatic Stock Option Grant Agreement


March 20, 1997
                                       49

                                    EXHIBIT A

                               AMDAHL CORPORATION

                     AUTOMATIC STOCK OPTION GRANT AGREEMENT


RECITALS

         A. The Corporation has approved an Automatic Option Grant Program under the 1994 Stock Incentive Plan (the "Plan"), pursuant to which special option grants are to be made to non-employee Directors of the Corporation's Board of Directors (the "Board") at periodic intervals over their period of Board service in order to encourage such individuals to remain in the Corporation's service.

         B. Optionee is an Eligible Director in accordance with Article Three of the Plan, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock, par value of $.05 per share ("common stock") under the Plan.

         C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code and is designed to provide Optionee with a meaningful incentive to continue to serve as a member of the Board.

         NOW, THEREFORE, it is hereby agreed as follows:

                  1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Automatic Stock Option Grant (the "Grant Notice"), a stock option to purchase up to the number of shares of common stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Exercise Price") specified in the Grant Notice.

                  2. Option Term. This option shall have a maximum term of fifteen (15) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless terminated earlier pursuant to Paragraph 5, 7 or 8.

                  3. Limited Transferability. This option, together with the special stock appreciation right provided under Paragraph 8.b, shall be transferable or assignable by Optionee: (i) during Optionee's lifetime for estate planning purposes to a member of his or her immediate family or to a trust established for one or more such family members; and (ii) by will or by the laws of descent and distribution following Optionee's death.


March 20, 1997
                                       50

                  4. Exercisability/Vesting. This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are at the time vested in accordance with the Vesting Schedule set forth in the Grant Notice. However, any shares purchased under this option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's termination of Board service prior to vesting in those shares. This option shall remain exercisable until the Expiration Date unless it is fully exercised or terminated earlier pursuant to Paragraphs 5, 7 or 8. In no event shall this option be exercisable after the Expiration Date.

                  The Option  Shares  will vest in  accordance  with the Vesting
Schedule set forth in the Grant Notice. Vesting of the Option Shares shall be subject to acceleration as provided in Paragraphs 5, 7 or 8. In no event, however, shall any additional Option Shares vest following Optionee's termination of service as a Director, except as otherwise provided pursuant to Paragraph 5, 7 or 8 of this Agreement.

                  5.       Termination of Board Service.

                           a. Should Optionee cease to serve as a Director for any reason (other than death or permanent disability) prior to completing at least four (4) years of Board service while holding this option, then Optionee shall have a six (6) month period commencing with the date of such termination of Board service in which to exercise any outstanding Option Shares under this option which are vested at the time of Optionee's termination of Board service, but in no event shall this option be exercisable at any time after the Expiration Date.

                           b. Should Optionee, with less than four (4) years of service on the Board, die within the six (6)-month period following the date of his or her termination of Board service, then the personal representative of Optionee's estate, or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution, shall have a twelve (12) month period to exercise any outstanding Option Shares under this option which are vested at the time of Optionee's termination of Board service, but in no event shall this option be exercisable at any time after the Expiration Date.

                           c. Should Optionee cease to serve as a Director for any reason (other than removal for cause) following his or her completion of four (4) or more years of Board service, then any outstanding Option Shares under this option at the time of such termination of Board service shall immediately vest in full (and the Corporation's repurchase right with respect to such Option Shares shall terminate), and Optionee or the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise any outstanding Option Shares prior to the Expiration Date.

                           d. Should Optionee die or become permanently disabled while serving as a Director, then any outstanding Option Shares at the time of such termination of Board service shall immediately vest in full (and the Corporation's repurchase rights with respect to

March 20, 1997
                                       51
         the Option Shares shall terminate), and Optionee or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have until the expiration date of the option term in which to exercise any outstanding Option Shares.

                           e. Optionee shall be deemed to be permanently disabled if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                  6.       Adjustment in Option Shares.

                           a. Should any change be made to the common stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting such common stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Exercise Price shall remain the same.

                           b. To the extent this option is assumed in connection with any Corporate Transaction under Paragraph 7 or is otherwise to continue in effect, this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to Optionee, in consummation of such Corporate Transaction, had this option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable for such securities shall remain the same.

                  7. Corporate Transaction. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

                           a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated;

                           b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

                           c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;


March 20, 1997
                                       52
all outstanding Option Shares under this option shall automatically vest in full (and the Corporation's repurchase right with respect to those shares shall immediately terminate) immediately prior to the specified effective date for the Corporate Transaction, and this option may be exercised for any outstanding Option Shares. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  8.       Change in Control/Hostile Takeover.

                  Any outstanding Option Shares under this option at the time of a Change in Control or Hostile Take-Over (as such terms are defined below) shall automatically vest in full (and the Corporation's repurchase right with respect to such Option Shares shall terminate). This option shall remain exercisable until the earliest to occur of (i) the Expiration Date, (ii) the early termination of this option in accordance with Paragraph 5 or 7, or (iii) the surrender of this option under Paragraph 8.b.

                  Optionee shall also have the unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Option Shares at the time subject to the surrendered option over (ii) the aggregate Exercise Price payable for such shares ("limited stock appreciation right").

                  To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. However, should this option be surrendered for only a portion of the Option Shares at the time subject to the option, a new stock option agreement (substantially in the form of this Agreement) shall be issued by the Corporation for the balance of the Option Shares for which this option is not surrendered.

                  This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term.

     Definitions: For purposes of this Agreement, the following definitions shall be in effect:

March 20, 1997
                                       53

     Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

                  - a direct acquisition by any person (or related group of persons) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Act of 1934, as amended (the "1934 Act")), of securities possessing more than ten percent (10%) of the total combined voting power of the Corporation's outstanding securities,

                  - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of additional securities of the Corporation which increases the beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of the total securities holdings of such person (or related group of persons) to a level of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities, or

                  - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities of the Corporation possessing sufficient voting power in the aggregate to elect an absolute majority of the Board (rounded up to the next whole number).

     Hostile Take-Over: a change in ownership of the Corporation effected through the following transaction:

                  - the direct or indirect acquisition by any person or related group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                  - more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.


March 20, 1997
                                       54

     Take-Over Price: the greater of: (i) the Fair Market Value (as defined in subparagraph 9.b. below) per share of common stock on the date the option is surrendered to the Corporation in connection with the Hostile Take-Over; or (ii) the highest reported price per share of common stock paid by the tender offeror in effecting such Hostile Take-Over.

                  9.       Manner of Exercising Option.

     a. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

          (i) To the extent the option is exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of
     Exhibit I attached hereto, in which there is specified the number of vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a stock issuance agreement (in form and substance satisfactory to the Corporation) which grants the Corporation the right to repurchase, at the Exercise Price, any and all unvested Option Shares held by Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any purchased Option Shares subject to such repurchase right (the "Issuance Agreement");

          (ii) The aggregate Exercise Price for the purchased shares shall be paid in one of the following alternative forms:

               (a)  full   payment  in  cash  or  check  made   payable  to  the
          Corporation's order;

               (b) full payment in shares of common stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as defined below);

               (c) full payment in a combination  of shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

               (d) to the extent the option is exercised for vested Option Shares, full payment effected through the Immediate Sale Program: a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available

March 20, 1997
                                       55
         on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares; and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; and

          (iii) Appropriate documentation evidencing the right to exercise this option shall be furnished to the Corporation if the person or persons exercising the option is other than Optionee.

      b. For purposes of subparagraph 9.a. above and for all other valuation purposes under this Agreement, the Fair Market Value per share of common stock on any relevant date shall be the mean between the highest and lowest selling prices per share on the date in question on the principal exchange on which the common stock is then listed or admitted to trading, as such prices are reported on the composite tape of transactions on such exchange. If there are no reported sales of the common stock on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the last preceding date for which such quotations exist.

     c. The Exercise Date shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation, together with the appropriate Issuance Agreement for any unvested shares acquired under the option. Except to the extent the Immediate Sale Program specified above is utilized in connection with the exercise of the option for vested Option Shares, payment of the Exercise Price for the purchased shares must accompany such notice.

     d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

     e. In no event may this option be exercised for any fractional share.

                  10.      Stockholder Rights.        The holder of this option
shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Exercise Price for the purchased shares.

                  11. No Impairment of Rights. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.


March 20, 1997
                                       56

                  12. Compliance with Laws and Regulations. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the common stock may be listed for trading at the time of such exercise and issuance.

                  13. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

                  14. Discharge of Liability. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any common stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the common stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

                  15. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 1250 East Arques Avenue, P.O. Box 3470, Sunnyvale, California 94088-3470. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                  16. Construction/Governing Law. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the Automatic Option Grant Program provisions of Article Three of the Plan. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws provisions.



March 20, 1997
                                       57

                                    EXHIBIT I

                              NOTICE OF EXERCISE OF
                             AUTOMATIC STOCK OPTION


     I hereby notify Amdahl Corporation (the "Corporation") that I elect to purchase ____________ shares of the Corporation's common stock par value of $0.05 per share (the "Purchased Shares") at the option exercise price of $______ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1994 Stock Incentive Plan on ___________, 199_ to purchase up to 5,000 shares of the Corporation's common stock.

     Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special Immediate Sale procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.


Date                                                                   Optionee

                                    Address:



Print name in exact manner
it is to appear on the
stock certificate:

Address to which certificate
is to be sent, if different
from address above:



Social Security Number:

March 20, 1997
                                       58

                               AMDAHL CORPORATION
                                      PROXY
          Stockholder's Proxy Requested by Amdahl's Board of Directors

         The Stockholder signing this card appoints John C. Lewis and Bruce J. Ryan, together or individually, as proxy to vote all of its shares of Amdahl Corporation common stock at the Annual Meeting of Stockholders and at any postponement of the meeting. The meeting is to be held at the Red Lion Hotel, 2050 Gateway Place, San Jose, California, on Thursday, May 1, 1997 at 10:00 a.m.

         This Proxy, when properly executed, will be voted as instructed on the reverse side of this card. If no instruction is given, this Proxy will be voted FOR items 1 through 3 and in the discretion of the proxy holder on other matters that are properly brought before the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the REVERSE SIDE. Your shares cannot be voted unless you sign and return this card.




                                                     AMDAHL CORPORATION
                                                     P.O. BOX 11180
                                                     New York, N.Y. 10203-0180




                                                               SEE REVERSE SIDE

          Please ensure address appears in window of return envelope.

                                     AMDAHL[logo]

                               Amdahl Corporation
                             1250 East Arques Avenue
                                  P.O. Box 3470
                        Sunnyvale, California 94088-3470

                                                                  March 20, 1997

Dear Amdahl Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, May 1, 1997, at the Red Lion Hotel, 2050 Gateway Place, San Jose, California.

         Details about the meeting are included in the Notice of Annual Meeting and Proxy Statement.

         We urge you to complete, date and sign the proxy/voting instruction card below to have your vote counted. Detach the card from this letter and return it in the envelope enclosed in this package. Signing and returning the proxy card does not affect your right to vote in person if you attend the meeting.

Very truly yours,

/s/John C. Lewis
John C. Lewis
Chairman of the Board
and Chief Executive Officer

                             Detach Proxy Card Here

The Board of Directors recommends a vote FOR items 1 through 3.

1.  Election of Directors

FOR all nominees listed below.  [    ]

WITHHOLD AUTHORITY to vote for all nominees listed below.    [   ]

*EXCEPTIONS       [    ]

Nominees:         John C. Lewis; Michael R. Hallman; E. F. Heizer, Jr.;
                  Kazuto Kojima; Burton G. Malkiel, Ph.D.; Takeshi Maruyama;
                  George R. Packard, Ph.D.; Walter B. Reinhold; Takashi Takaya;
                  J. Sidney Webb.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions:__________________________________________

2.  1994 Stock Incentive Plan Amendments.
For      [    ]   Against      [    ]   Abstain      [    ]

3. Approve the selection of Arthur Andersen LLP as the independent public accountants for 1997.
For      [    ]   Against      [    ]   Abstain      [    ]

Mark this box to withhold your authority for the proxies to act on other
business at the meeting.                [   ]

Mark this box if you receive Amdahl's Annual Report from another source and do
not want to receive one with your Proxy Statement in 1998.  [    ]

Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title.


Date:                           , 1997



Signature(s)


Signature(s)



Please mark boxes in blue or black ink as in the example.

Please sign, date and return this card promptly using the enclosed envelope.